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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number       811-07148
                                   ---------------------------------------------


                            Schwartz Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


3707 West Maple Road            Bloomfield Hills, Michigan            48301
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip code)


                               George P. Schwartz

 Schwartz Investment Counsel, Inc. 3707 W. Maple Road Bloomfield Hills, MI 48301
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (248) 644-8500
                                                    ----------------------------

Date of fiscal year end:       December 31, 2007
                         -------------------------------------------------------

Date of reporting period:      June 30, 2007
                          ------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
 c/o Ultimus Fund                                         3707 W. Maple Road
  Solutions, LLC                     [LOGO]                   Suite 100
  P.O. Box 46707                                      Bloomfield Hills, MI 48301
Cincinnati, OH 45246                                        (248) 644-8500
  (888) 726-0753                                          Fax (248) 644-4250

                               SCHWARTZ VALUE FUND


Dear Fellow Shareowner,

For the first 6 months of 2007, the Schwartz Value Fund was up 5.7% versus 6.5% for the Russell 2000 and 7.0% for the S&P 500. Since the first of the year, stocks that contributed positively to performance include Gentex Corporation (automotive technology), Kinetic Concepts, Inc. (wound care devices), Lifetime Brands, Inc. (kitchen utensils/products), and Raven Industries, Inc. (diversified machinery). Stocks detracting from performance during the first 6 months of 2007 included Citizens Republic Bancorp, Inc. (regional banking), Select Comfort Corporation (Sleep Number beds), and TVI Corporation (decontamination equipment).

One of our new holdings purchased earlier this year was a big winner for the Fund. In the first half of 2007, Sun Hydraulics Corporation was up 49% from our cost. Sun makes screw-in hydraulic cartridge valves for the fluid power industry. Although it doesn't sound too exciting, the company has enviable operating characteristics: rapidly growing sales and earnings, high profit margins, 20%+ ROE with no debt leverage, proprietary products, and a dominant market position.

The economy continues to grow albeit at a slower rate than last year. Of concern is financial institutions' potential exposure to the ongoing sub-prime fallout. With the 10-year Treasury yield breaching 5.25% a few weeks ago and crude oil back over $75 a barrel, inflation anxiety among investors collectively seems to be stirring. Also disconcerting is the high level of speculative activity in momentum stocks, private equity buyouts, and leveraged financial instruments that seem to have taken over Wall Street. Blackstone's recent IPO and lackluster performance thus far, coupled with wider credit spreads, may signify a peak in the private equity/LBO market. Amid over-hyped Wall Street chatter, our focus remains on producing above-average, long-term results by selecting well-managed businesses with sustainable competitive advantages that are selling at prices below their intrinsic value.

Our relentless search for value has led us to a handful of inexpensively priced, under followed, small-cap companies in a wide array of economic sectors. Recent purchases include First Marblehead Corporation (student loan servicing), MTS Systems Corporation (simulation systems), Smith & Wesson Holding Corporation (firearms), Stamps.com, Inc. (online postage), Tefron Ltd. (apparel manufacturing), and TXCO Resources, Inc. (oil & gas exploration). In each instance, the company's intrinsic value is well above our purchase price, and the potential price appreciation over the next 3-5 years is substantial.

                                  Best regards,

                               SCHWARTZ VALUE FUND


                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

July 16, 2007

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
 SHARES    COMPANY                                       MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    237    AmTrust Financial Corporation...........      $  2,998,050      4.3%
135,000    Citizens Republic Bancorp, Inc. ........         2,470,500      3.6%
125,000    Gentex Corporation......................         2,461,250      3.6%
182,700    Unico American Corporation..............         2,431,737      3.5%
150,000    Input/Output, Inc. .....................         2,341,500      3.4%
130,000    Craftmade International, Inc............         2,224,300      3.2%
100,000    Lifetime Brands, Inc. ..................         2,045,000      3.0%
 35,000    Kinetic Concepts, Inc...................         1,818,950      2.6%
 15,000    Rydex Russell Top 50 ETF................         1,664,400      2.4%
     15    Berkshire Hathaway, Inc. - Class A......         1,642,125      2.4%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense.............................................            3.4%
Apparel & Textiles..............................................            0.3%
Building Materials & Construction...............................            3.2%
Business Services...............................................            3.9%
Consumer - Durables.............................................            6.0%
Consumer - Nondurables..........................................            9.0%
Consumer - Retail...............................................            3.1%
Education.......................................................            0.6%
Energy & Mining.................................................            6.2%
Finance.........................................................           24.1%
Healthcare......................................................           10.0%
Industrial Products & Services..................................           12.2%
Real Estate.....................................................            1.8%
Technology .....................................................            8.1%
Exchange Traded Funds...........................................            3.4%
Cash Equivalents, Other Assets and Liabilities..................            4.7%
                                                                   ------------
                                                                          100.0%
                                                                   ============

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 91.9%                                MARKET VALUE
--------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 3.4%
   25,000    American Science and Engineering, Inc. *...........   $  1,421,250
    5,000    General Dynamics Corporation.......................        391,100
   10,000    Harris Corporation.................................        545,500
                                                                   ------------
                                                                      2,357,850
                                                                   ------------
             APPAREL & TEXTILES -- 0.3%
   20,000    Tefron Ltd. .......................................        184,400
                                                                   ------------

             BUILDING MATERIALS & CONSTRUCTION -- 3.2%
    7,500    American Woodmark Corporation......................        259,500
   30,000    A.S.V., Inc. *.....................................        518,400
   75,000    Champion Enterprises, Inc. *.......................        737,250
    1,000    Pulte Homes, Inc...................................         22,450
   20,000    Simpson Manufacturing Company, Inc. ...............        674,800
                                                                   ------------
                                                                      2,212,400
                                                                   ------------
             BUSINESS SERVICES -- 3.9%
   15,000    Diebold, Incorporated..............................        783,000
   15,000    Neogen Corporation *...............................        431,400
   85,000    Superior Uniform Group, Inc........................      1,109,250
  700,000    TVI Corporation *..................................        406,000
                                                                   ------------
                                                                      2,729,650
                                                                   ------------
             CONSUMER -- DURABLES -- 6.0%
  130,000    Craftmade International, Inc.......................      2,224,300
    5,000    Leggett & Platt, Inc...............................        110,250
    1,000    Polaris Industries, Inc............................         54,160
   85,000    Select Comfort Corporation *.......................      1,378,700
   20,000    Smith & Wesson Holding Corporation*................        335,000
    1,000    Thor Industries, Inc...............................         45,140
                                                                   ------------
                                                                      4,147,550
                                                                   ------------
             CONSUMER -- NONDURABLES -- 9.0%
   10,000    Acme United Corporation............................        150,200
    5,000    Fortune Brands, Inc. ..............................        411,850
  100,000    Hartmarx Corporation *.............................        797,000
    1,000    K-Swiss, Inc. - Class A ...........................         28,330
  100,000    Lifetime Brands, Inc...............................      2,045,000
   20,000    Prestige Brands Holdings, Inc. *...................        259,600
   25,000    RC2 Corporation *..................................      1,000,250
    5,000    Sherwin-Williams Company (The).....................        332,350
    8,486    Velcro Industries N.V. ............................        157,500
   40,000    Weyco Group, Inc...................................      1,077,200
                                                                   ------------
                                                                      6,259,280
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.9% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             CONSUMER -- RETAIL -- 3.1%
   25,000    Chico's FAS, Inc. *................................   $    608,500
    1,000    Dollar Tree Stores, Inc. *.........................         43,550
   25,000    Foot Locker, Inc. .................................        545,000
   10,000    Home Depot, Inc. ..................................        393,500
    7,500    Ross Stores, Inc...................................        231,000
    7,500    Wal-Mart Stores, Inc...............................        360,825
                                                                   ------------
                                                                      2,182,375
                                                                   ------------
             EDUCATION -- 0.6%
   17,500    Nobel Learning Communities, Inc. *.................        255,150
    1,000    Strayer Education, Inc. ...........................        131,710
                                                                   ------------
                                                                        386,860
                                                                   ------------
             ENERGY & MINING -- 6.2%
   20,000    EnCana Corporation.................................      1,229,000
  150,000    Input/Output, Inc. *...............................      2,341,500
   10,000    Patterson-UTI Energy, Inc. ........................        262,100
    2,500    Southwestern Energy Company *......................        111,250
   35,000    TXCO Resources, Inc. *.............................        359,800
                                                                   ------------
                                                                      4,303,650
                                                                   ------------
             FINANCE -- BANKS & THRIFTS -- 10.0%
      237    AmTrust Financial Corporation......................      2,998,050
   36,800    Century Bancorp, Inc. - Class A....................        828,736
  135,000    Citizens Republic Bancorp, Inc.....................      2,470,500
   10,000    Synovus Financial Corporation......................        307,000
   10,000    United Bankshares, Inc.............................        318,000
                                                                   ------------
                                                                      6,922,286
                                                                   ------------
             FINANCE -- INSURANCE -- 9.7%
   20,000    American Safety Insurance Holdings, Ltd. *.........        476,600
       15    Berkshire Hathaway, Inc. - Class A *...............      1,642,125
   30,000    Fremont Michigan InsuraCorp, Inc. - Class A *......        732,000
  130,000    Meadowbrook Insurance Group, Inc. *................      1,424,800
  182,700    Unico American Corporation *.......................      2,431,737
                                                                   ------------
                                                                      6,707,262
                                                                   ------------
             FINANCE -- SERVICES -- 4.4%
   35,000    First Marblehead Corporation (The).................      1,352,400
   12,000    Legg Mason, Inc....................................      1,180,560
    2,500    Student Loan Corporation (The).....................        509,750
                                                                   ------------
                                                                      3,042,710
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.9% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 10.0%
   25,000    Computer Programs & Systems, Inc. .................   $    774,500
   97,000    Continucare Corporation *..........................        299,730
   10,000    Johnson & Johnson..................................        616,200
   35,000    Kinetic Concepts, Inc. *...........................      1,818,950
    1,000    Manor Care, Inc. ..................................         65,290
   33,400    MedQuist, Inc. *...................................        304,274
   50,000    National Dentex Corporation *......................        938,500
   10,000    Pfizer, Inc........................................        255,700
   26,000    Psychemedics Corporation...........................        530,660
   22,500    Waters Corporation *...............................      1,335,600
                                                                   ------------
                                                                      6,939,404
                                                                   ------------
             INDUSTRIAL PRODUCTS & SERVICES -- 12.2%
   15,000    Applied Industrial Technologies, Inc...............        442,500
   10,000    Balchem Corporation................................        181,700
    5,000    Caterpillar Inc....................................        391,500
   10,000    Dover Corporation..................................        511,500
  125,000    Gentex Corporation.................................      2,461,250
   20,000    Graco, Inc. .......................................        805,600
    2,500    PACCAR, Inc. ......................................        217,600
   40,000    Raven Industries, Inc..............................      1,428,400
   10,000    RPM International, Inc.............................        231,100
   20,000    Strattec Security Corporation *....................        940,000
   17,500    Sun Hydraulics Corporation.........................        861,875
                                                                   ------------
                                                                      8,473,025
                                                                   ------------
             REAL ESTATE -- 1.8%
   16,499    I. Gordon Corporation *............................        350,604
   20,000    PICO Holdings, Inc. *..............................        865,200
                                                                   ------------
                                                                      1,215,804
                                                                   ------------
             TECHNOLOGY -- 8.1%
   10,000    ADTRAN, Inc........................................        259,700
   30,000    Check Point Software Technologies Ltd. *...........        684,300
   15,000    Cognex Corporation.................................        337,650
   17,500    MTS Systems Corporation............................        781,725
  213,068    Sparton Corporation *..............................      1,534,090
   25,000    Stamps.com, Inc.*..................................        344,500
    2,000    Stratasys, Inc. *..................................         93,960
   40,000    Zebra Technologies Corporation - Class A *.........      1,549,600
                                                                   ------------
                                                                      5,585,525
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $52,920,886).............   $ 63,650,031
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     OPEN-END FUNDS -- 0.0%                                MARKET VALUE
--------------------------------------------------------------------------------
       49    Sequoia Fund (Cost $6,411).........................   $      7,723
                                                                   ------------

================================================================================
  SHARES     EXCHANGE TRADED FUNDS -- 3.4%                         MARKET VALUE
--------------------------------------------------------------------------------
   10,000    iShares S&P 100 Index Fund.........................   $    692,300
   15,000    Rydex Russell Top 50 ETF...........................      1,664,400
                                                                   ------------

             TOTAL EXCHANGE TRADED FUNDS (Cost $1,998,094)......   $  2,356,700
                                                                   ------------

================================================================================
  SHARES     CASH EQUIVALENTS -- 4.9%                              MARKET VALUE
--------------------------------------------------------------------------------
  377,246    Federated Government Obligations
               Tax-Managed Fund - Institutional Shares..........   $    377,246
3,021,451    Federated Treasury Obligations Fund -
               Institutional Shares.............................      3,021,451
                                                                   ------------

             TOTAL CASH EQUIVALENTS (Cost $3,398,697)...........   $  3,398,697
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 100.2%
               (Cost $58,324,088)...............................   $ 69,413,151

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)....       (137,131)
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $ 69,276,020
                                                                   ============
* Non-income producing security.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)
================================================================================
ASSETS
Investments, at market value (cost of $58,324,088) (Note 1).....   $ 69,413,151
Receivable for capital shares sold..............................            350
Dividends and interest receivable...............................         57,442
Other assets....................................................         12,056
                                                                   ------------
   TOTAL ASSETS.................................................     69,482,999
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed.............................         10,467
Payable to Adviser (Note 2).....................................        174,435
Payable to administrator (Note 2)...............................          8,700
Other accrued expenses and liabilities..........................         13,377
                                                                   ------------
   TOTAL LIABILITIES............................................        206,979
                                                                   ------------

NET ASSETS......................................................   $ 69,276,020
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital.................................................   $ 53,506,741
Accumulated net investment loss.................................        (74,424)
Accumulated net realized gains from security transactions.......      4,754,640
Net unrealized appreciation on investments......................     11,089,063
                                                                   ------------
NET ASSETS......................................................   $ 69,276,020
                                                                   ============

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) ............................      2,567,415
                                                                   ============

Net asset value, offering price and redemption price per share..   $      26.98
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividends....................................................   $    335,351
   Interest.....................................................         50,676
                                                                   ------------
     TOTAL INCOME...............................................        386,027
                                                                   ------------

EXPENSES
   Investment advisory fees (Note 2)............................        343,712
   Administration, accounting and transfer agent fees (Note 2)..         51,834
   Legal and audit fees.........................................         18,108
   Trustees' fees and expenses..................................         14,279
   Registration fees............................................          9,529
   Reports to shareholders......................................          6,561
   Custodian fees...............................................          6,094
   Postage and supplies.........................................          4,786
   Insurance expense............................................          3,382
   Compliance service fees (Note 2).............................          1,326
   Other expenses...............................................            840
                                                                   ------------
     TOTAL EXPENSES.............................................        460,451
                                                                   ------------

NET INVESTMENT LOSS.............................................        (74,424)
                                                                   ------------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
   Net realized gains from security transactions................      4,799,009
   Net change in unrealized appreciation/(depreciation)
     on investments.............................................       (866,434)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS................      3,932,575
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS......................   $  3,858,151
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                    SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                   JUNE 30, 2007   DECEMBER 31,
                                                    (UNAUDITED)        2006
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss .........................   $    (74,424)   $   (247,253)
   Net realized gains from security transactions      4,799,009       9,136,372
   Net realized gains from in-kind redemptions
     (Note 1) ..................................             --       1,315,022
   Net change in unrealized
     appreciation/(depreciation) on investments        (866,434)     (1,132,513)
                                                   ------------    ------------
Net increase in net assets from operations .....      3,858,151       9,071,628
                                                   ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ......             --      (8,564,394)
                                                   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ...................      1,734,292       3,542,040
   Reinvestment of distributions to shareholders             --       7,110,164
   Payments for shares redeemed ................     (4,724,799)    (12,236,951)
                                                   ------------    ------------
Net decrease in net assets from capital share
  transactions .................................     (2,990,507)     (1,584,747)
                                                   ------------    ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ........        867,644      (1,077,513)

NET ASSETS
   Beginning of period .........................     68,408,376      69,485,889
                                                   ------------    ------------
   End of period ...............................   $ 69,276,020    $ 68,408,376
                                                   ============    ============

ACCUMULATED NET INVESTMENT LOSS ................   $    (74,424)   $         --
                                                   ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .................................         66,819         131,398
   Shares issued in reinvestment of
     distributions to shareholders .............             --         277,308
   Shares redeemed .............................       (180,177)       (458,868)
                                                   ------------    ------------
   Net decrease in shares outstanding ..........       (113,358)        (50,162)
   Shares outstanding, beginning of period .....      2,680,773       2,730,935
                                                   ------------    ------------
   Shares outstanding, end of period ...........      2,567,415       2,680,773
                                                   ============    ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================================================
                                     SIX MONTHS
                                        ENDED             YEAR           YEAR          YEAR            YEAR           YEAR
                                      JUNE 30,            ENDED          ENDED         ENDED           ENDED          ENDED
                                        2007             DEC. 31,       DEC. 31,      DEC. 31,        DEC. 31,       DEC. 31,
                                     (UNAUDITED)           2006           2005          2004            2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period ...........   $       25.52     $       25.44  $       27.04  $       25.84  $       20.20  $       23.74
                                    -------------     -------------  -------------  -------------  -------------  -------------

Income/(loss) from investment
  operations:
  Net investment loss ...........           (0.03)            (0.09)         (0.17)         (0.21)         (0.16)         (0.21)
  Net realized and unrealized
    gains/(losses) on investments            1.49              3.74           1.23           6.02           8.10          (3.33)
                                    -------------     -------------  -------------  -------------  -------------  -------------
Total from investment operations             1.46              3.65           1.06           5.81           7.94          (3.54)
                                    -------------     -------------  -------------  -------------  -------------  -------------

Less distributions:
  From net realized gains
    on investments ..............              --             (3.57)         (2.66)         (4.61)         (2.30)            --
                                    -------------     -------------  -------------  -------------  -------------  -------------

Net asset value at end of period    $       26.98     $       25.52  $       25.44  $       27.04  $       25.84  $       20.20
                                    =============     =============  =============  =============  =============  =============

Total return (a) ................             5.7%(b)          14.3%           3.8%          22.6%          39.3%         (14.9)%
                                    =============     =============  =============  =============  =============  =============

Ratios/Supplementary Data:
Net assets at end of period
  (000's) .......................   $      69,276     $      68,408  $      69,486  $      76,510  $      59,592  $      44,261
                                    =============     =============  =============  =============  =============  =============

Ratio of expenses to average
  net assets ....................            1.34%(c)          1.38%          1.61%          1.82%          1.89%          1.95%

Ratio of net investment loss to
  average net assets ............           (0.22)%(c)        (0.35)%        (0.65)%        (0.84)%        (0.73)%        (0.98)%

Portfolio turnover rate .........              26%(b)            82%            78%            83%            74%           103%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c)   Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the "Fund") is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant  accounting  policies  followed by the
Fund:

      (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The tax character of distributable earnings at June 30, 2007 was as follows:

                 Unrealized appreciation              $ 10,837,103
                 Undistributed long-term gains                  62
                 Other gains                             4,932,114
                                                      ------------
                 Total distributable earnings         $ 15,769,279
                                                      ============

      For federal income tax purposes, the cost of portfolio investments amounted to $58,576,048 at June 30, 2007. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

                 Gross unrealized appreciation        $ 13,497,855
                 Gross unrealized depreciation          (2,660,752)
                                                      ------------
                 Net unrealized appreciation          $ 10,837,103
                                                      ============

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

      During the year ended December 31, 2006, the Fund realized $1,315,022 of net capital gains resulting from in-kind redemptions - in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2007 and December 31, 2006 was as follows:

                                                 Long-Term
                                 Ordinary         Capital           Total
         Period Ended             Income           Gains        Distributions
      -----------------------------------------------------------------------
      June 30, 2007           $         --      $         --     $         --
      December 31, 2006       $  1,354,903      $  7,209,491     $  8,564,394

      (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund's policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

      (f) ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES -- Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.    INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Chief Compliance Officer of the Fund (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $23,500 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000. For the six months ended June 30, 2007, the Fund paid $51,834 to Ultimus for mutual fund services.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund's exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.    INVESTMENT TRANSACTIONS

During the six months ended June 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $17,413,559 and $23,550,007, respectively.

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Fund has adopted FIN 48 with this Semi-Annual report. Based on its analysis, managment does not believe that the adoption of FIN 48 has a material impact on the financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of the measurements reported on the statement of changes in net assets for a fiscal period.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2007) and held until the end of the period (June 30, 2007).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's Prospectus.

--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value  Expenses Paid
                                 January 1, 2007   June 30, 2007  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,057.20         $6.83
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00        $1,018.15         $6.71
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.34% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund's Advisory Agreement with the Adviser. The approval took place at an in-person meeting held on February 9, 2007, at which all of the Trustees were present.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreement. The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement and whether the Advisory Agreement continues to be in the best interest of the Fund and its shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser's revenues and costs of providing services to the Fund; and (4) information about the Adviser's personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser; (2) the fees charged for those services and the Adviser's profitability with respect to the Fund; (3) the Fund's performance; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser's key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser's compliance programs, and the Adviser's role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund's historical performance over various periods ended December 31, 2006, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that, although the Fund has underperformed its primary benchmark, the Russell 2000 Index, over shorter term periods (including 1 year and 3 years), the Fund has outperformed such Index over longer term periods (including 5 years, 10 years and since inception).

The Trustees reviewed the Adviser's analysis of its profitability from the Advisory Agreements for the year ended December 31, 2006. The Trustees considered that the Adviser may receive, in addition to the advisory fee, various research services as a result of the placement of the Fund's portfolio brokerage. The Trustees concluded that the Adviser possessed the fundamental resources necessary to serve as adviser to the Fund, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

In reviewing the fees payable under the Advisory Agreement, the Trustees reviewed the advisory fee paid by the Fund under the Advisory Agreement (1% per annum of average net assets) and compared such fee to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders. Given that the Fund's asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund's potential growth and size on its performance and fees. In evaluating the Fund's advisory fees, the Trustees took into account the quality of the investment management of the Fund. The Trustees noted that the Fund's focus on small-capitalization companies requires special skills and a different and broader set of analytical tools than is required for funds investing in larger capitalization companies that are heavily followed and researched by the investment community. It was further noted that the Fund has realized significant cost savings from the Adviser's undertaking to reduce its advisory fees in each of the prior two years. In view of these factors, the Trustees determined to forego implementing break points in the Fund's fee schedule at the current time. The Trustees concluded that, based upon the investment strategies and the long-term performance of the Fund, the advisory fees to be paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees reached the following conclusions: (1) the Trustees noted the qualifications of key personnel of the Adviser that work with the Fund and concluded the Adviser is qualified to continue to manage the Fund's assets in accordance with its investment objective and policies and has provided reasonable services to the Fund; (2) based on the long-term performance of the Fund, the Independent Trustees believe that the nature and quality of services provided to the Fund by the Adviser were satisfactory; and (3) while the advisory fees paid by the Fund are in the higher range of fees for comparably managed funds, they believe that the quality of investment advisory services provided by the Adviser has been appropriate and that a contributing factor to higher expenses is the relatively small size of the Fund. The Independent Trustees also reviewed and considered the "fallout benefits" to, and the profitability of, the Adviser with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive, given the quality and scope of services provided by the Adviser and the investment performance of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interest of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

SCHWARTZ VALUE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
================================================================================

Schwartz Value Fund (the "Fund") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because the Adviser believes small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

                               [GRAPHIC OMITTED]






                                          SCHWARTZ INVESTMENT TRUST
         AVE MARIA
           MUTUAL
           FUNDS


AVE MARIA CATHOLIC VALUES FUND

   AVE MARIA GROWTH FUND

AVE MARIA RISING DIVIDEND FUND

 AVE MARIA OPPORTUNITY FUND

    AVE MARIA BOND FUND


                                               UNAUDITED

                                           SEMI-ANNUAL REPORT

                                             JUNE 30, 2007

   SHAREHOLDER ACCOUNTS                                    CORPORATE OFFICES
     c/o Ultimus Fund                [LOGO]               3707 W. Maple Road
      Solutions, LLC                                           Suite 100
      P.O. Box 46707                                  Bloomfield Hills, MI 48301
   Cincinnati, OH 45246                                     (248) 644-8500
      (888) 726-9331                                      Fax (248) 644-4250


                             AVE MARIA MUTUAL FUNDS

Dear Shareowner of:

      Ave Maria Catholic Values Fund (AVEMX)
      Ave Maria Growth Fund (AVEGX)
      Ave Maria Rising Dividend Fund (AVEDX)
      Ave Maria Opportunity Fund (AVESX)
      Ave Maria Bond Fund (AVEFX)
      Ave Maria Money Market Account

"May you live in interesting times," goes the ancient Chinese blessing, a paradoxical wish, which some consider a curse. The first six months of 2007 proved to be interesting times for investors and in many respects, a paradoxical period. Worldwide commodity prices went off the charts, interest rates rose meaningfully, housing collapsed, subprime mortgages blew up, the President and Congress saw their approval ratings hit all-time lows, the unpopular war continued, yet the economy roared ahead with record corporate profits, virtually no unemployment and no inflation, and stock indices hit record highs. (What a country!)

Another aspect of interesting times is how investor psychology has been positively impacted by the boom in private equity and leveraged buyouts. The numbers are mind-numbingly large and represent enormous pools of liquidity seeking investment opportunities. You might call it a liquidity glut. The global liquidity glut is pushing up stock and bond prices, just as the labor glut (mostly third world) is holding down inflation - a fortuitous combination or interesting times.

The political campaign season and eventual elections should only add to these interesting times. One can only hope that pro-growth economic policies don't get reversed and more importantly, that pro-life and pro-family politicians get elected. As you know, the portfolio managers of the Ave Maria Mutual Funds screen out companies based on the guidelines established by our Catholic Advisory Board. This eliminates from consideration companies related to abortion, pornography, and those which offer employees non-marital partner benefits.

On March 15, 2007, Bowie Kuhn gained his eternal reward, but the world lost a great man and our Catholic Advisory Board lost its Chairman. He was a visionary, a natural leader, a daily communicant and an avid pro-life advocate. Long-time board member Paul Roney has been elected as the new Chairman, and renowned football coach Lou Holtz has joined the Board.

Over 18,000 people have invested in the Ave Maria Mutual Funds. I'm delighted you are one of them.

                                   Sincerely,

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

July 16, 2007

P.S. Shareholders now have the ability to access their account balances and view transaction history online at www.avemariafunds.Com. You may call shareholder services toll-free at 1-888-726-9331 for help in accessing your account information.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
================================================================================

Ave Maria Catholic Values Fund:
      Portfolio Manager Commentary........................................     1
      Ten Largest Equity Holdings.........................................     3
      Asset Allocation....................................................     3
      Schedule of Investments.............................................     4
Ave Maria Growth Fund:
      Portfolio Manager Commentary........................................     7
      Ten Largest Equity Holdings.........................................     8
      Asset Allocation....................................................     8
      Schedule of Investments.............................................     9
Ave Maria Rising Dividend Fund:
      Portfolio Manager Commentary........................................    11
      Ten Largest Equity Holdings.........................................    13
      Asset Allocation....................................................    13
      Schedule of Investments.............................................    14
Ave Maria Opportunity Fund:
      Portfolio Manager Commentary........................................    17
      Ten Largest Equity Holdings.........................................    19
      Asset Allocation....................................................    19
      Schedule of Investments.............................................    20
Ave Maria Bond Fund:
      Portfolio Manager Commentary........................................    23
      Ten Largest Holdings................................................    25
      Asset Allocation....................................................    25
      Schedule of Investments.............................................    26
Statements of Assets and Liabilities......................................    29
Statements of Operations..................................................    30
Statements of Changes in Net Assets:
   Ave Maria Catholic Values Fund.........................................    31
   Ave Maria Growth Fund..................................................    32
   Ave Maria Rising Dividend Fund.........................................    33
   Ave Maria Opportunity Fund.............................................    34
   Ave Maria Bond Fund....................................................    35

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS (CONTINUED)
================================================================================
Financial Highlights:
   Ave Maria Catholic Values Fund.........................................    36
   Ave Maria Growth Fund..................................................    37
   Ave Maria Rising Dividend Fund.........................................    38
   Ave Maria Opportunity Fund.............................................    39
   Ave Maria Bond Fund - Class I..........................................    40
   Ave Maria Bond Fund - Class R..........................................    41
Notes to Financial Statements.............................................    42
About Your Funds' Expenses................................................    50
Other Information.........................................................    53
Approval of Advisory Agreements...........................................    54




This report is for the information of shareholders of the Ave Maria Mutual Funds, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. The Ave Maria Funds are distributed by Ultimus Fund Distributors, LLC.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund had a total return of 9.4% for the six months ending June 30, 2007. The return for the S&P 500 Index was 7.0% and the S&P 400 MidCap Index returned 12.0%.

Since inception on May 1, 2001, the cumulative and annualized return of the Fund compared to its benchmarks remains quite favorable:

                                         Since 5-01-01 Inception Through 6-30-07
                                                      Total Returns
                                         ---------------------------------------
                                                  Cumulative    Annualized
                                                  ----------    ----------
    Ave Maria CatholicValues Fund (AVEMX)           104.3%         12.3%
    S&P 500 Index                                    32.2%          4.6%
    S&P 400 MidCap Index                             86.9%         10.7%

In contrast to the first half of the last two years, equity returns in the first six months of 2007 were quite strong as the market benefited from continued strong corporate profits, benign inflation in spite of rising food and energy prices, and record levels of corporate share repurchases and private equity buyouts. Fears that weak housing and domestic auto production would sink the economy into recession never materialized, and most recent economic data show growth reaccelerating from the first half slowdown.

Weak home sales have caused a large inventory of unsold new homes, which in turn is pressuring the profits of homebuilders. This caused weakness in housing related stocks, particularly Pulte Homes, Inc., Ryland Group, Inc., and American Woodmark Corporation, which were the Fund's worst performers so far this year. Even though we sold portions of these issues at higher prices, the remaining shares reduced the portfolio return by 1.1% over the first six months of the year.

A few of the stocks that contributed the most to positive performance in the first half were Dollar Tree Stores, Inc. (retail), Kinetic Concepts, Inc.
(healthcare), Gentex Corporation (automotive), Lifetime Brands, Inc. (housewares), and Manor Care, Inc. (healthcare). In total, they contributed 4.4 percentage points to the Fund's return. Gentex Corporation, the Fund's largest holding, appreciated 26% over the last six months in spite of a weakening domestic auto market. Additions to the portfolio during the last six months were Brunswick and First Marblehead Corporations (re-establishing positions we had sold at higher prices), Halliburton Company and TXCO Resources, Inc. (energy), Apollo Group, Inc. (education), Bed Bath & Beyond, Inc. (retail), and Citizens Republic Bancorp, Inc. (banking). All of these companies comply with the Fund's moral screens.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

Stocks eliminated from the Fund this year were: Chattem, Inc. (personal care products), United Fire & Casualty Company, Anadarko Petroleum Corporation, Polaris Industries, Inc. (recreational vehicles), Sparton Corporation (electronic products), Stanley Furniture Company, Inc., and Zale Corporation (retail).

Thanks for your continued commitment to the Fund.

Sincerely,


/s/ George P. Schwartz                           /s/ Gregory R. Heilman

George P. Schwartz, CFA                          Gregory R. Heilman, CFA
Co-Portfolio Manager                             Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
 SHARES      COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
   625,000   Gentex Corporation ........................ $ 12,306,250      4.2%
   100,000   Legg Mason, Inc. ..........................    9,838,000      3.4%
   450,000   Lifetime Brands, Inc. .....................    9,202,500      3.1%
   175,000   Kinetic Concepts, Inc. ....................    9,094,750      3.1%
   225,000   Zebra Technologies Corporation - Class A ..    8,716,500      3.0%
   550,000   Input/Output, Inc. ........................    8,585,500      2.9%
   185,000   RC2 Corporation ...........................    7,401,850      2.5%
   170,000   Graco, Inc. ...............................    6,847,600      2.3%
   110,000   Waters Corporation ........................    6,529,600      2.2%
    80,000   General Dynamics Corporation ..............    6,257,600      2.1%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense.............................................            4.4%
Building Materials & Construction...............................            4.8%
Business Services...............................................            2.4%
Consumer - Durables.............................................            6.6%
Consumer - Nondurables..........................................            8.4%
Consumer - Retail...............................................            6.0%
Education.......................................................            1.8%
Energy & Mining.................................................            9.5%
Finance.........................................................           18.3%
Healthcare......................................................            8.8%
Industrial Products & Services..................................           15.4%
Real Estate.....................................................            0.5%
Technology......................................................            6.3%

Cash Equivalents, Other Assets and Liabilities..................            6.8%
                                                                     ----------
                                                                          100.0%
                                                                     ==========

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 93.2%                                MARKET VALUE
--------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 4.4%
    85,000   American Science and Engineering, Inc. *...........   $  4,832,250
    80,000   General Dynamics Corporation.......................      6,257,600
    40,000   Mine Safety Appliances Company.....................      1,750,400
                                                                   ------------
                                                                     12,840,250
                                                                   ------------
             BUILDING MATERIALS & CONSTRUCTION -- 4.8%
    80,000   American Woodmark Corporation......................      2,768,000
   350,000   Champion Enterprises, Inc. *.......................      3,440,500
    85,000   Pulte Homes, Inc...................................      1,908,250
    70,000   Ryland Group, Inc. (The)...........................      2,615,900
   100,000   Simpson Manufacturing Company, Inc. ...............      3,374,000
                                                                   ------------
                                                                     14,106,650
                                                                   ------------
             BUSINESS SERVICES -- 2.4%
    60,000   Diebold, Incorporated..............................      3,132,000
   138,000   Neogen Corporation *...............................      3,968,880
                                                                   ------------
                                                                      7,100,880
                                                                   ------------
             CONSUMER - DURABLES -- 6.6%
    60,000   Brunswick Corporation..............................      1,957,800
   292,983   Craftmade International, Inc. .....................      5,012,939
    45,000   Harley-Davidson, Inc...............................      2,682,450
   230,000   Leggett & Platt, Inc. .............................      5,071,500
   100,000   Thor Industries, Inc. .............................      4,514,000
                                                                   ------------
                                                                     19,238,689
                                                                   ------------
             CONSUMER - NONDURABLES -- 8.4%
   450,000   Lifetime Brands, Inc...............................      9,202,500
   185,000   RC2 Corporation *..................................      7,401,850
    65,000   Sherwin-Williams Company (The).....................      4,320,550
    40,000   VF Corporation.....................................      3,663,200
                                                                   ------------
                                                                     24,588,100
                                                                   ------------
             CONSUMER - RETAIL -- 6.0%
    90,000   Bed Bath & Beyond, Inc. *..........................      3,239,100
   225,000   Chico's FAS, Inc. *................................      5,476,500
   140,000   Dollar Tree Stores, Inc. *.........................      6,097,000
    90,000   Ross Stores, Inc. .................................      2,772,000
                                                                   ------------
                                                                     17,584,600
                                                                   ------------
             EDUCATION -- 1.8%
    90,000   Apollo Group, Inc. - Class A *.....................      5,258,700
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 93.2% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             ENERGY & MINING -- 9.5%
    30,000   ConocoPhillips.....................................   $  2,355,000
    35,000   Exxon Mobil Corporation............................      2,935,800
   130,000   Halliburton Company................................      4,485,000
   550,000   Input/Output, Inc. *...............................      8,585,500
    90,000   Patterson-UTI Energy, Inc. ........................      2,358,900
    90,000   Southwestern Energy Company *......................      4,005,000
     5,000   Transocean Inc. *..................................        529,900
   200,000   TXCO Resources, Inc. *.............................      2,056,000
    10,000   XTO Energy Inc.....................................        601,000
                                                                   ------------
                                                                     27,912,100
                                                                   ------------
             FINANCE - BANKS & THRIFTS -- 3.2%
    45,000   BB&T Corporation...................................      1,830,600
   200,000   Citizens Republic Bancorp, Inc. ...................      3,660,000
    75,000   Synovus Financial Corporation......................      2,302,500
    60,000   TCF Financial Corporation..........................      1,668,000
                                                                   ------------
                                                                      9,461,100
                                                                   ------------
             FINANCE - INSURANCE -- 8.3%
   210,000   American Safety Insurance Holdings, Ltd *..........      5,004,300
    50,000   Everest Re Group, Ltd. ............................      5,432,000
   100,000   Hanover Insurance Group, Inc.......................      4,879,000
   475,000   Meadowbrook Insurance Group, Inc. *................      5,206,000
   282,945   Unico American Corporation *.......................      3,765,998
                                                                   ------------
                                                                     24,287,298
                                                                   ------------
             FINANCE - SERVICES -- 6.8%
   125,000   First Marblehead Corporation (The).................      4,830,000
   100,000   Legg Mason, Inc....................................      9,838,000
    25,000   Student Loan Corporation (The).....................      5,097,500
                                                                   ------------
                                                                     19,765,500
                                                                   ------------
             HEALTHCARE -- 8.8%
    30,000   Beckman Coulter, Inc...............................      1,940,400
   175,000   Kinetic Concepts, Inc. *...........................      9,094,750
    40,000   Manor Care, Inc. ..................................      2,611,600
   125,000   Mylan Laboratories Inc. ...........................      2,273,750
    50,000   Stryker Corporation................................      3,154,500
   110,000   Waters Corporation *...............................      6,529,600
                                                                   ------------
                                                                     25,604,600
                                                                   ------------
             INDUSTRIAL PRODUCTS & SERVICES -- 15.4%
    90,000   Balchem Corporation................................      1,635,300
    70,000   Caterpillar Inc....................................      5,481,000
   625,000   Gentex Corporation.................................     12,306,250
    50,000   Genuine Parts Company..............................      2,480,000
   170,000   Graco, Inc. .......................................      6,847,600
    65,000   ITT Corporation....................................      4,438,200

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 93.2% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL PRODUCTS & SERVICES -- 15.4%
             (CONTINUED)
    40,000   Johnson Controls, Inc..............................  $   4,630,800
    20,000   Stericycle, Inc. *.................................        889,200
    15,000   Teleflex Incorporated..............................      1,226,700
    70,000   United Technologies Corporation....................      4,965,100
                                                                   ------------
                                                                     44,900,150
                                                                   ------------
             REAL ESTATE -- 0.5%
    50,000   Health Care Property Investors, Inc. ..............      1,446,500
                                                                   ------------

             TECHNOLOGY -- 6.3%
   150,000   ADTRAN, Inc........................................      3,895,500
    25,000   Alltel Corporation.................................      1,688,750
    15,000   CenturyTel, Inc. ..................................        735,750
    70,000   Stratasys, Inc. *..................................      3,288,600
   225,000   Zebra Technologies Corporation - Class A *.........      8,716,500
                                                                   ------------
                                                                     18,325,100
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $213,252,975)............   $272,420,217
                                                                   ------------


================================================================================
  SHARES     CASH EQUIVALENTS -- 6.9%                              MARKET VALUE
--------------------------------------------------------------------------------
 6,169,328   Federated Government Obligations
               Tax-Managed Fund - Institutional Shares..........   $  6,169,328
13,879,368   Federated Treasury Obligations Fund -
               Institutional Shares.............................     13,879,368
                                                                   ------------
             TOTAL CASH EQUIVALENTS (Cost $20,048,696)..........   $ 20,048,696
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 100.1%
             (Cost $233,301,671)................................   $292,468,913

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ...       (161,316)
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $292,307,597
                                                                   ============

*     Non-income producing security.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For the first six months of 2007, the Ave Maria Growth Fund had a total return of 8.8% compared with 7.0% for S&P 500 Index. For the three years ended June 30, 2007, the Fund's average annual total return was 12.7%, compared with 11.7% for the S&P 500 Index. Since inception (May 1, 2003), the Fund's average annual total return was 16.6%, compared with 14.7% for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for the six months of 2007 were:

   Frontier Oil Corporation  (Oil Refining)                                59.6%
   Johnson Controls, Inc.  (Auto Parts Supplier, Bldg. Controls)           36.1%
   XTO Energy, Inc.  (Oil & Gas Exploration & Marketing)                   28.6%
   Toro Company (Lawn & Garden Equipment)                                  27.7%
   Alliant Techsystems, Inc.  (Rocket Motor Systems, Ammunition)           25.8%

The bottom five performing issues were:

   Harley-Davidson, Inc.  (Motorcycles)                                  (14.4)%
   Brown & Brown, Inc.  (Property/Casualty Insurance Broker)             (10.9)%
   Varian Medical Systems, Inc.  (Integrated Cancer Care Systems)        (10.9)%
   Coach, Inc.  (High-Quality Leather Goods)                              (9.5)%
   Franklin Electric Company, Inc.  (Submersible Electric Motors)         (7.8)%

Your Fund is well diversified among eight out of eleven S&P 500 economic sectors: Consumer Staples 5.5%, Consumer Cyclicals 15.5%, Financial 10.4%, Transportation 4.9%, Energy 10.3%, Capital Goods 21.0%, Technology 18.5%, and Health Care 13.9%.

Respectfully,


/s/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
   SHARES    COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
   100,900   Frontier Oil Corporation .................  $  4,416,393      4.1%
    88,800   Varian Medical Systems, Inc. .............     3,774,888      3.5%
    63,900   Toro Company (The) .......................     3,763,071      3.5%
    62,100   XTO Energy, Inc. .........................     3,732,210      3.4%
    49,400   Danaher Corporation ......................     3,729,700      3.4%
    51,700   Rockwell Collins, Inc. ...................     3,652,088      3.4%
    43,900   C.R. Bard, Inc. ..........................     3,627,457      3.3%
    94,300   McCormick & Company, Inc. ................     3,600,374      3.3%
    56,800   Stryker Corporation ......................     3,583,512      3.3%
    52,300   ITT Corporation ..........................     3,571,044      3.3%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense.............................................            7.5%
Business Services...............................................            2.2%
Consumer - Durables.............................................           11.0%
Consumer - Nondurables..........................................            5.2%
Consumer - Retail...............................................            3.3%
Energy & Mining.................................................           10.1%
Finance.........................................................           10.4%
Food & Tobacco..................................................            2.3%
Healthcare......................................................           16.1%
Industrial Products & Services..................................           26.3%
Technology......................................................            5.1%

Cash Equivalents, Other Assets and Liabilities..................            0.5%
                                                                     ----------
                                                                          100.0%
                                                                     ==========

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 99.5%                                MARKET VALUE
--------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 7.5%
    22,300   Alliant Techsystems, Inc. *........................   $  2,211,045
    29,200   General Dynamics Corporation.......................      2,284,024
    51,700   Rockwell Collins, Inc..............................      3,652,088
                                                                   ------------
                                                                      8,147,157
                                                                   ------------
             BUSINESS SERVICES -- 2.2%
   104,000   Rollins, Inc. .....................................      2,368,080
                                                                   ------------

             CONSUMER - DURABLES -- 11.0%
    34,000   Black & Decker Corporation (The)...................      3,002,540
    51,300   Harley-Davidson, Inc...............................      3,057,993
    38,200   Polaris Industries, Inc............................      2,068,912
    63,900   Toro Company (The).................................      3,763,071
                                                                   ------------
                                                                     11,892,516
                                                                   ------------
             CONSUMER - NONDURABLES -- 5.2%
    44,000   Coach, Inc. *......................................      2,085,160
    94,300   McCormick & Company, Inc...........................      3,600,374
                                                                   ------------
                                                                      5,685,534
                                                                   ------------
             CONSUMER - RETAIL -- 3.3%
    60,100   Bed Bath & Beyond Inc. *...........................      2,162,999
    46,300   Ross Stores, Inc...................................      1,426,040
                                                                   ------------
                                                                      3,589,039
                                                                   ------------
             ENERGY & MINING -- 10.1%
   100,900   Frontier Oil Corporation...........................      4,416,393
    48,800   Occidental Petroleum Corporation...................      2,824,544
    62,100   XTO Energy, Inc....................................      3,732,210
                                                                   ------------
                                                                     10,973,147
                                                                   ------------
             FINANCE - INSURANCE -- 4.0%
    50,400   Arthur J. Gallagher & Co. .........................      1,405,152
   118,500   Brown & Brown, Inc. ...............................      2,979,090
                                                                   ------------
                                                                      4,384,242
                                                                   ------------
             FINANCE - SERVICES -- 6.4%
    50,950   FactSet Research Systems, Inc. ....................      3,482,432
   120,600   SEI Investments Company............................      3,502,224
                                                                   ------------
                                                                      6,984,656
                                                                   ------------
             FOOD & TOBACCO -- 2.3%
    48,200   Kellogg Company....................................      2,496,278
                                                                   ------------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 99.5% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 16.1%
    29,300   Beckman Coulter, Inc...............................   $  1,895,124
    43,900   C. R. Bard, Inc. ..................................      3,627,457
    55,500   Patterson Companies, Inc. *........................      2,068,485
    56,800   Stryker Corporation................................      3,583,512
    88,800   Varian Medical Systems, Inc. *.....................      3,774,888
    43,600   Waters Corporation *...............................      2,588,096
                                                                   ------------
                                                                     17,537,562
                                                                   ------------
             INDUSTRIAL PRODUCTS & SERVICES -- 26.3%
    66,900   AMETEK, Inc. ......................................      2,654,592
    61,800   CLARCOR, Inc. .....................................      2,313,174
    49,400   Danaher Corporation................................      3,729,700
    61,400   Donaldson Company, Inc.............................      2,182,770
    49,100   Expeditors International of Washington, Inc........      2,027,830
    46,300   Franklin Electric Company, Inc.....................      2,184,434
    88,400   Graco, Inc. .......................................      3,560,752
    52,300   ITT Corporation....................................      3,571,044
    27,300   Johnson Controls, Inc..............................      3,160,521
    67,500   Landstar System, Inc...............................      3,256,875
                                                                   ------------
                                                                     28,641,692
                                                                   ------------
             TECHNOLOGY -- 5.1%
    35,000   Dionex Corporation *...............................      2,484,650
    31,900   Mettler-Toledo International Inc. *................      3,046,769
                                                                   ------------
                                                                      5,531,419
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $88,155,548).............   $108,231,322
                                                                   ------------

================================================================================
   SHARES    CASH EQUIVALENTS -- 0.8%                              MARKET VALUE
--------------------------------------------------------------------------------
    52,439   Federated Government Obligations
               Tax-Managed Fund - Institutional Shares..........   $     52,439
   850,220   Federated Treasury Obligations Fund -
               Institutional Shares ............................        850,220
                                                                   ------------
             TOTAL CASH EQUIVALENTS (Cost $902,659).............   $    902,659
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 100.3%
             (Cost $89,058,207).................................   $109,133,981

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ...       (342,456)
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $108,791,525
                                                                   ============

*     Non-income producing security.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

The total return for the Ave Maria Rising Dividend Fund was 8.2% for the six months ended June 30, 2007. This compares favorably with returns on the S&P 500 Index of 7.0%, and 5.8% for the S&P Dividend Aristocrat Index for the same period.

Energy and industrial products stocks performed well while financial services stocks, as a group, were a drag on performance for the six month period. The J.
M. Smucker Company (+31.3%), Johnson Controls, Inc. (+34.7%) and Gentex Corporation (+26.5%) saw significant stock price appreciation, on the basis of improving outlooks, while others such as The ServiceMaster Company (+17.9%) and Manor Care, Inc. (+39.2%) rose in response to announced takeovers. Citizens Republic Bancorp, Inc. and Pulte Homes, Inc. were among the weakest performers for the period declining -30.9% and -32.2%, respectively.

Of special significance was the completion of the merger with the Catholic Equity Fund effective March 31. We want to extend a special welcome to our 1,200 new shareholders. One of the short-term consequences of this combination was the somewhat higher than normal portfolio turnover that occurred during the second quarter as we melded the two portfolios into one.

In managing the Ave Maria Rising Dividend Fund, we have always focused on companies with sound underlying business fundamentals and those with promising futures. Not surprisingly, most companies that we select have also had long histories of success. Many of these companies are not only icons of American business, but are also closely associated with American culture. The Sherwin-Williams Company was founded in 1866, but didn't get around to creating their "Cover the World" logo until 1905. Charles Diebold first started manufacturing safes and vaults in 1859. Today Diebold, Incorporated is a leading manufacturer of automated teller machines and electronic polling booths. In 1901, William S. Harley designed an engine to fit into a bicycle frame. Two years later, he and his partner, Arthur Davidson, sold their first motorcycle. Orlando McLean Scott, after service in the Union Army, recognized farmers' need for clean weed free seed stock. But it wasn't until 1928 that Scotts Miracle-Gro Company began producing specialty fertilizers for lawns. And so it goes.

Most of our companies have been around a long time. The name recognition that their brands command is often the company's greatest asset. (It's been pointed out that not many companies have their customers tattooing themselves with their corporate

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

logo. Harley-Davidson, Inc. does.) Things change over a century or more and these companies have had to change with the times, but they have done more than survive, they have thrived. We expect more of the same from these exceptional companies.

Thanks for investing in the Ave Maria Rising Dividend Fund.

With best regards,


/s/ George P. Schwartz                           /s/ Richard L. Platte, Jr.

George P. Schwartz, CFA                          Richard L. Platte, Jr., CFA
Co-Portfolio Manager                             Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
   SHARES    COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    38,560   Exxon Mobil Corporation...................  $  3,234,413       3.4%
    25,000   RPM International, Inc....................     2,888,750       3.1%
    68,000   Waste Management, Inc.....................     2,655,400       2.8%
    25,000   Legg Mason, Inc...........................     2,459,500       2.6%
    60,000   Graco, Inc................................     2,416,800       2.6%
    20,000   Gentex Corporation........................     2,362,800       2.5%
    45,000   Diebold, Incorporated.....................     2,349,000       2.5%
    20,000   Johnson Controls, Inc.....................     2,315,400       2.5%
    55,000   BB&T Corporation..........................     2,237,400       2.4%
    27,500   Caterpillar Inc...........................     2,153,250       2.3%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense.............................................            1.7%
Building Materials & Construction...............................            2.5%
Business Services...............................................            2.5%
Consumer - Durables.............................................            5.8%
Consumer - Nondurables..........................................            4.8%
Consumer - Retail...............................................            5.4%
Energy & Mining.................................................            8.9%
Finance.........................................................           16.7%
Food & Tobacco..................................................            6.5%
Healthcare......................................................            6.1%
Industrial Products & Services..................................           23.5%
Printing & Publishing...........................................            2.1%
Technology......................................................            0.6%
Transportation..................................................            4.2%

Cash Equivalents, Other Assets and Liabilities..................            8.7%
                                                                     ----------
                                                                          100.0%
                                                                     ==========

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 91.3%                                MARKET VALUE
--------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 1.7%
    20,000   General Dynamics Corporation.......................   $  1,564,400
                                                                   ------------

             BUILDING MATERIALS & CONSTRUCTION -- 2.5%
    70,000   Masco Corporation..................................      1,992,900
    17,500   Pulte Homes, Inc...................................        392,875
                                                                   ------------
                                                                      2,385,775
                                                                   ------------
             BUSINESS SERVICES -- 2.5%
    45,000   Diebold, Incorporated..............................      2,349,000
                                                                   ------------

             CONSUMER - DURABLES -- 5.8%
    32,000   Harley-Davidson, Inc...............................      1,907,520
    55,000   Leggett & Platt, Inc...............................      1,212,750
    45,000   Newell Rubbermaid Inc..............................      1,324,350
    20,000   Polaris Industries, Inc............................      1,083,200
                                                                   ------------
                                                                      5,527,820
                                                                   ------------
             CONSUMER - NONDURABLES -- 4.8%
    40,000   Scotts Miracle-Gro Company - Class A (The).........      1,717,600
    22,000   Sherwin-Williams Company (The).....................      1,462,340
    15,000   VF Corporation.....................................      1,373,700
                                                                   ------------
                                                                      4,553,640
                                                                   ------------
             CONSUMER - RETAIL -- 5.4%
    90,000   Cato Corporation - Class A (The)...................      1,974,600
    60,000   Ross Stores, Inc...................................      1,848,000
    45,000   TJX Companies, Inc. (The)..........................      1,237,500
                                                                   ------------
                                                                      5,060,100
                                                                   ------------
             ENERGY & MINING -- 8.9%
     6,240   Anadarko Petroleum Corporation.....................       324,418
    24,000   ConocoPhillips.....................................      1,884,000
    38,560   Exxon Mobil Corporation............................      3,234,413
    48,000   Halliburton Company................................      1,656,000
    15,000   Schlumberger Limited...............................      1,274,100
                                                                   ------------
                                                                      8,372,931
                                                                   ------------
             FINANCE - BANKS & THRIFTS -- 9.4%
    55,000   BB&T Corporation...................................      2,237,400
   100,000   Citizens Republic Bancorp, Inc.....................      1,830,000
    60,000   Synovus Financial Corporation......................      1,842,000
    60,000   TCF Financial Corporation..........................      1,668,000
    40,000   United Bankshares, Inc.............................      1,272,000
                                                                   ------------
                                                                      8,849,400
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.3% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             FINANCE - INSURANCE -- 3.8%
    60,000   Arthur J. Gallagher & Co...........................   $  1,672,800
    25,000   PartnerRe Ltd. ....................................      1,937,500
                                                                   ------------
                                                                      3,610,300
                                                                   ------------
             FINANCE - SERVICES -- 3.5%
    25,000   Legg Mason, Inc....................................      2,459,500
     4,000   Student Loan Corporation (The).....................        815,600
                                                                   ------------
                                                                      3,275,100
                                                                   ------------
             FOOD & TOBACCO -- 6.5%
    53,000   ConAgra Foods, Inc.................................      1,423,580
    50,000   Hormel Foods Corporation...........................      1,867,500
    20,000   J.M. Smucker Company (The).........................      1,273,200
    30,000   Kellogg Company....................................      1,553,700
                                                                   ------------
                                                                      6,117,980
                                                                   ------------
             HEALTHCARE -- 6.1%
    13,500   Beckman Coulter, Inc...............................        873,180
     8,000   Becton, Dickinson & Company........................        596,000
    10,000   Laboratory Corporation of America Holdings *.......        782,600
    25,000   Manor Care, Inc....................................      1,632,250
    30,000   Stryker Corporation................................      1,892,700
                                                                   ------------
                                                                      5,776,730
                                                                   ------------
             INDUSTRIAL PRODUCTS & SERVICES -- 23.5%
    27,500   Caterpillar Inc....................................      2,153,250
   120,000   Gentex Corporation.................................      2,362,800
    30,000   Genuine Parts Company..............................      1,488,000
    60,000   Graco, Inc.........................................      2,416,800
    20,000   Johnson Controls, Inc..............................      2,315,400
    40,020   Raven Industries, Inc..............................      1,429,114
   125,000   RPM International Inc..............................      2,888,750
    25,000   Stanley Works (The)................................      1,517,500
    27,000   United Technologies Corporation....................      1,915,110
    68,000   Waste Management, Inc..............................      2,655,400
    12,000   W.W. Grainger, Inc.................................      1,116,600
                                                                   ------------
                                                                     22,258,724
                                                                   ------------
             PRINTING & PUBLISHING -- 2.1%
    46,000   R.R. Donnelley & Sons Company......................      2,001,460
                                                                   ------------

             TECHNOLOGY -- 0.6%
     8,500   Alltel Corporation.................................        574,175
                                                                   ------------

             TRANSPORTATION -- 4.2%
    20,000   Burlington Northern Santa Fe Corporation...........      1,702,800
    25,000   CSX Corporation....................................      1,127,000
    22,500   Norfolk Southern Corporation.......................      1,182,825
                                                                   ------------
                                                                      4,012,625
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $77,223,651).............   $ 86,290,160
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     CASH EQUIVALENTS -- 9.2%                              MARKET VALUE
--------------------------------------------------------------------------------
 4,176,954   Federated Government Obligations
               Tax-Managed Fund - Institutional Shares..........   $  4,176,954
 4,488,269   Federated Treasury Obligations Fund -
               Institutional Shares.............................      4,488,269
                                                                   ------------
             TOTAL CASH EQUIVALENTS (Cost $8,665,223)...........   $  8,665,223
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 100.5%
             (Cost $85,888,874).................................   $ 94,955,383

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)....       (449,700)
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $ 94,505,683
                                                                   ============

*     Non-income producing security.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

The Ave Maria Opportunity Fund had a total return of 8.9% for the first six months of 2007, compared to 6.5% for the Russell 2000 Index and 8.6% for the S&P 600 SmallCap Index. Since inception on May 1, 2006, the Fund has generated a cumulative total return of 17.9% compared to 11.1% for the Russell 2000 Index and 10.9% for the S&P 600 SmallCap Index.

During the first half of the year, the Fund's best performing stocks included Sun Hydraulics Corporation (hydraulic cartridge valves), Kinetic Concepts, Inc. (wound care devices), Gentex Corporation (automotive technology), and MTS Systems Corporation (simulation systems). Stocks detracting from performance included Select Comfort Corporation (Sleep Number beds), Century Bancorp, Inc. (regional banking), and TVI Corporation (decontamination equipment).

Sun Hydraulics Corporation has been the Fund's biggest winner recently. When we started buying it last year at this time, the company's near term outlook was clouded and consequently, the stock price was on the floor. At $11, the stock was at an 18 month low and down 40% from its recent high. While the company's growth had slowed (temporarily), it still had an enviable business with high margins, 20%+ ROE with no debt leverage, proprietary products, and a dominant market position. Importantly, the stock was unduly depressed, selling at a PE of only 10. In late 2006, the earnings growth rate reaccelerated and the stock price took off. It's now a $36 stock. In hindsight, the stock was unbelievably cheap, and although we bought a lot of it, we should have bought more. No longer bargain-priced, we recently sold some shares to lock in some profits. As this is a superior company, the remaining shares should be a good long-term investment for the Fund.

Business Week recently published a list of "100 Hot Growth Companies." Companies were ranked based on the following criteria: sales and earnings growth over the past 3 years, return on invested capital, annual sales between $50 million and $1.5 billion, and market capitalization of at least $25 million. Although not a "growth" fund, the Ave Maria Opportunity Fund owns seven companies on the list - Sun Hydraulics Corporation (#33), Kinetic Concepts, Inc. (#36), Select Comfort Corporation (#39), Raven Industries, Inc. (#55), Acme United Corporation (#65), Balchem Corporation (#80), and Rofin-Sinar Technologies, Inc. (#95). Purchasing rapidly growing companies such as these does not automatically guarantee good investment results. The price paid for that growth is paramount. Superior investment returns are produced when a growing company can be purchased at a discount to intrinsic value. We believe these seven stocks, and many more like

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

them in the Fund, are actually "value" stocks - they have good expected growth and are selling at reasonable prices. That is the reason they are in this Fund.

Your continued interest and investment in the Ave Maria Opportunity Fund is very much appreciated.

With best regards,


/s/ Timothy S. Schwartz

Timothy S. Schwartz
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
   SHARES    COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    20,000   Graco, Inc................................  $    805,600       3.6%
    50,000   Input/Output, Inc.........................       780,500       3.5%
    20,000   Zebra Technologies Corporation - Class A .       774,800       3.5%
    15,000   Sun Hydraulics Corporation................       738,750       3.3%
    15,000   MTS Systems Corporation...................       670,050       3.0%
    12,500   Kinetic Concepts, Inc.....................       649,625       2.9%
    35,000   Citizens Republic Bancorp, Inc. ..........       640,500       2.9%
    30,000   Gentex Corporation........................       590,700       2.6%
        45   AmTrust Financial Corporation.............       569,250       2.5%
    10,000   American Science and Engineering, Inc. ...       568,500       2.5%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense.............................................           3.7%
Apparel & Textiles..............................................           1.0%
Building Materials & Construction...............................           2.9%
Business Services...............................................           1.9%
Consumer - Durables.............................................           6.5%
Consumer - Nondurables..........................................           5.1%
Consumer - Retail...............................................           2.2%
Energy & Mining.................................................           6.8%
Finance.........................................................          20.1%
Healthcare......................................................           5.5%
Industrial Products & Services..................................          15.3%
Technology......................................................          10.7%
Utilities.......................................................           0.4%

Cash Equivalents, Other Assets and Liabilities..................          17.9%
                                                                     ----------
                                                                          100.0%
                                                                     ==========

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
  SHARES     COMMON STOCKS -- 82.1%                               MARKET VALUE
--------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 3.7%
    10,000   American Science and Engineering, Inc. *...........   $    568,500
     5,000   Harris Corporation.................................        272,750
                                                                   ------------
                                                                        841,250
                                                                   ------------
             APPAREL & TEXTILES -- 1.0%
    25,000   Tefron Ltd. .......................................        230,500
                                                                   ------------

             BUILDING MATERIALS & CONSTRUCTION -- 2.9%
     2,500   American Woodmark Corporation......................         86,500
    10,000   A.S.V., Inc. *.....................................        172,800
    40,000   Champion Enterprises, Inc. *.......................        393,200
                                                                   ------------
                                                                        652,500
                                                                   ------------
             BUSINESS SERVICES -- 1.9%
    15,000   ServiceMaster Company (The)........................        231,900
    10,000   Superior Uniform Group, Inc........................        130,500
   125,000   TVI Corporation *..................................         72,500
                                                                   ------------
                                                                        434,900
                                                                   ------------
             CONSUMER - DURABLES -- 6.5%
    25,000   Craftmade International, Inc.......................        427,750
    35,000   Select Comfort Corporation *.......................        567,700
    10,000   Thor Industries, Inc...............................        451,400
                                                                   ------------
                                                                      1,446,850
                                                                   ------------
             CONSUMER - NONDURABLES -- 5.1%
    15,000   Acme United Corporation............................        225,300
    25,000   Hartmarx Corporation *.............................        199,250
    25,000   Lifetime Brands, Inc...............................        511,250
     5,000   RC2 Corporation *..................................        200,050
                                                                   ------------
                                                                      1,135,850
                                                                   ------------
             CONSUMER - RETAIL -- 2.2%
     5,000   Cato Corporation (The).............................        109,700
    15,000   Foot Locker, Inc. .................................        327,000
     2,000   Ross Stores, Inc. .................................         61,600
                                                                   ------------
                                                                        498,300
                                                                   ------------
             ENERGY & MINING -- 6.8%
    50,000   Input/Output, Inc. *...............................        780,500
    15,000   Patterson-UTI Energy, Inc. ........................        393,150
     5,000   Southwestern Energy Company *......................        222,500
    12,500   TXCO Resources, Inc. *.............................        128,500
                                                                   ------------
                                                                      1,524,650
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 82.1% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             FINANCE - BANKS & THRIFTS -- 10.2%
        45   AmTrust Financial Corporation......................   $    569,250
    15,000   Century Bancorp, Inc. - Class A....................        337,800
    35,000   Citizens Republic Bancorp, Inc.....................        640,500
    15,000   TCF Financial Corporation..........................        417,000
    10,000   United Bankshares, Inc.............................        318,000
                                                                   ------------
                                                                      2,282,550
                                                                   ------------
             FINANCE - INSURANCE -- 7.7%
    10,000   American Safety Insurance Holdings Ltd. *..........        238,300
    10,000   Arthur J. Gallagher & Co...........................        278,800
    10,000   Fremont Michigan InsuraCorp, Inc. - Class A *......        244,000
     5,000   Hanover Insurance Group Inc. ......................        243,950
    35,000   Meadowbrook Insurance Group, Inc. *................        383,600
    12,798   Unico American Corporation *.......................        170,342
     5,000   United Fire & Casualty Company.....................        176,900
                                                                   ------------
                                                                      1,735,892
                                                                   ------------
             FINANCE - SERVICES -- 2.2%
     5,000   First Marblehead Corporation (The).................        193,200
     1,500   Student Loan Corporation (The).....................        305,850
                                                                   ------------
                                                                        499,050
                                                                   ------------
             HEALTHCARE -- 5.5%
    10,000   Computer Programs & Systems, Inc...................        309,800
    25,000   Continucare Corporation *..........................         77,250
    12,500   Kinetic Concepts, Inc. *...........................        649,625
    10,000   Psychemedics Corporation...........................        204,100
                                                                   ------------
                                                                      1,240,775
                                                                   ------------
             INDUSTRIAL PRODUCTS & SERVICES -- 15.3%
    10,000   Applied Industrial Technologies, Inc...............        295,000
     5,000   Balchem Corporation................................         90,850
    30,000   Gentex Corporation.................................        590,700
    20,000   Graco, Inc. .......................................        805,600
    12,000   Raven Industries, Inc. ............................        428,520
     1,000   Rofin-Sinar Technologies, Inc. *...................         69,000
    10,000   RPM International Inc. ............................        231,100
     4,000   Strattec Security Corporation *....................        188,000
    15,000   Sun Hydraulics Corporation.........................        738,750
                                                                   ------------
                                                                      3,437,520
                                                                   ------------
             TECHNOLOGY -- 10.7%
    10,000   ADTRAN, Inc........................................        259,700
     5,000   Cognex Corporation.................................        112,550
    15,000   MTS Systems Corporation............................        670,050
    40,000   Sparton Corporation *..............................        288,000
    15,000   Stamps.com, Inc. *.................................        206,700
     2,000   Stratasys, Inc. *..................................         93,960
    20,000   Zebra Technologies Corporation - Class A *.........        774,800
                                                                   ------------
                                                                      2,405,760
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 82.1% (CONTINUED)                    MARKET VALUE
--------------------------------------------------------------------------------
             UTILITIES -- 0.4%
    10,000   SEMCO Energy, Inc. *...............................   $     77,700
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $15,930,555).............   $ 18,444,047
                                                                   ------------

================================================================================
  SHARES     CASH EQUIVALENTS -- 14.2%                             MARKET VALUE
--------------------------------------------------------------------------------
 1,063,000   Federated Government Obligations
               Tax-Managed Fund - Institutional Shares .........   $  1,063,000
 1,063,000   Federated Treasury Obligations Fund -
               Institutional Shares ............................      1,063,000
 1,063,000   Federated U.S. Treasury Cash
                Reserve Fund - Institutional Shares ............      1,063,000
                                                                   ------------
             TOTAL CASH EQUIVALENTS (Cost $3,189,000)...........   $  3,189,000
                                                                   ------------

================================================================================
  FACE
 AMOUNT      REPURCHASE AGREEMENTS (1) -- 4.7%                     MARKET VALUE
--------------------------------------------------------------------------------
$1,049,346   U.S. Bank N.A., 4.100%, dated 06/29/07,
               due 07/02/07 repurchase proceeds: $1,049,705
               (Cost $1,049,346)................................   $  1,049,346
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 101.0%
             (Cost $20,168,901).................................   $ 22,682,393

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0%)....       (232,999)
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $ 22,449,394
                                                                   ============

*     Non-income producing security.

(1)   Repurchase  agreement is fully collateralized by $1,049,346  FNCI,  Pool #
      729590,  4.50%,  due  07/01/2018.   The  aggregate  market  value  of  the
      collateral at June 30, 2007 was $1,070,624.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For the six months ended June 30, 2007, the Ave Maria Bond Fund (Retail Class) had a total rate of return of 1.0%, trailing the return on the Lehman Brothers Intermediate U.S. Government/Credit Index of 1.4%. Returns on bonds during the first six months of the year were largely determined by rising interest rates. At the beginning of the year, the yield on the ten-year U.S. Treasury bond was 4.71%; by June 30th, it had risen to 5.04%. The resulting drop in bond prices largely offset the income produced by our bonds.

Credit spreads continued to tighten during the first half of the year. As a result, high-quality issues grew cheaper on a relative basis making them attractive for purchase, which is what we've been doing in this portfolio. This has held back performance on a short-term basis, but should be additive over the longer term. Our portfolio holds a disproportionately large weighting of U.S. government bonds, as we await credit spreads widening to more normal levels. The average duration of the bond portfolio as of June 30th was 4.1 years versus 3.7 years for the Index.

Much has been written in recent weeks of the travails within the subprime mortgage market and its effects upon borrowers and those unfortunate enough to have invested in those mortgages. This debacle has had no effect upon the Ave Maria Bond Fund, because we would never consider investing in such low-quality assets. Nevertheless, it does have some significance for the credit markets in general. For the past two years, we have been concerned that many investors were reaching for yield and taking on higher and higher levels of risk. Something had to break that cycle and we believe difficulties emanating from the sub prime market will prove to be that something. Very recently, junk bond prices deteriorated significantly and it appears the chickens may at least be beginning to come home to roost. In that environment, the Ave Maria Bond Fund, with its high-quality issues, should perform well.

At June 30th, equities represented 13.2% of total assets in the Fund. As opposed to previous periods, our stocks were a slight drag on total returns for the six months ended June 30. During the period, we sold FPL Group, Inc., Newell Rubbermaid Inc., National City Corporation, and National Fuel Gas Company. Their stock prices had appreciated to a point that no longer represented good value. The ServiceMaster, Inc. was bought out by a private equity group. The two weakest performers in the equity portfolio were Pinnacle West Capital Corporation and Citizen's Republic Bancorp, Inc., which we continue to believe represent attractive investments. New positions were established in NSTAR and Energy East

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

Corporation, both northeast utilities. Just prior to June 30, it was announced that Energy East had agreed to be acquired by a Spanish utility company at a premium to our purchase price. How the world has changed.

Your participation in the Ave Maria Bond Fund is much appreciated and your comments are welcome.

With best regards,


/s/ Richard L. Platte, Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS
JUNE 30, 2007 (UNAUDITED)
================================================================================
                                                                        % OF NET
 PAR VALUE   HOLDING                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
$3,000,000   U.S. Treasury Note, 2.625%, due 05/15/08     $ 2,939,064       6.9%
 3,000,000   U.S. Treasury Note, 4.125%, due 05/15/15       2,827,266       6.6%
 2,000,000   U.S. Treasury Note, 3.750%, due 05/15/08       1,978,124       4.6%
 2,000,000   U.S. Treasury Note, 4.500%, due 02/15/16       1,927,656       4.5%
 1,500,000   U.S. Treasury Note, 4.750%, due 01/31/12       1,488,750       3.5%
 1,500,000   U.S. Treasury Note, 4.250%, due 10/15/10       1,471,172       3.4%
 1,500,000   U.S. Treasury Note, 4.375%, due 08/15/12       1,466,133       3.4%
 1,500,000   U.S. Treasury Note, 4.625%, due 02/15/17       1,452,657       3.4%
 1,500,000   U.S. Treasury Note, 4.250%, due 08/15/13       1,448,320       3.4%
 1,500,000   U.S. Treasury Note, 4.250%, due 11/15/14       1,431,212       3.3%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
U.S. Treasuries.................................................           55.2%
U.S. Government Agencies........................................           10.3%

CORPORATE BONDS
SECTOR
Consumer Products...............................................            2.3%
Finance.........................................................            4.5%
Food & Tobacco..................................................            1.4%
Industrials.....................................................            3.6%
Utilities.......................................................            2.4%

COMMON STOCKS
SECTOR
Consumer - Durables.............................................            0.4%
Finance.........................................................            6.0%
Industrial Products & Services..................................            1.9%
Real Estate.....................................................            0.8%
Utilities.......................................................            4.1%

Cash Equivalents, Other Assets and Liabilities..................            7.1%
                                                                     ----------
                                                                          100.0%
                                                                     ==========

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
             U.S. GOVERNMENT AND
 PAR VALUE   AGENCY OBLIGATIONS -- 65.5%                           MARKET VALUE
--------------------------------------------------------------------------------
             U.S. TREASURIES -- 55.2%
$3,000,000   U.S. Treasury Note, 2.625%, due 05/15/08...........   $  2,939,064
 2,000,000   U.S. Treasury Note, 3.750%, due 05/15/08...........      1,978,124
 1,260,010   U.S. Treasury Inflation-Protection Note,
               3.875%, due 01/15/09.............................      1,280,092
 1,000,000   U.S. Treasury Note, 3.000%, due 02/15/09...........        970,000
 1,000,000   U.S. Treasury Note, 3.375%, due 10/15/09...........        967,500
 1,500,000   U.S. Treasury Note, 4.250%, due 10/15/10...........      1,471,172
 1,500,000   U.S. Treasury Note, 4.750%, due 01/31/12...........      1,488,750
 1,500,000   U.S. Treasury Note, 4.375%, due 08/15/12...........      1,466,133
 1,500,000   U.S. Treasury Note, 4.250%, due 08/15/13...........      1,448,320
 1,000,000   U.S. Treasury Note, 4.000%, due 02/15/14...........        946,641
 1,500,000   U.S. Treasury Note, 4.250%, due 11/15/14...........      1,431,212
 3,000,000   U.S. Treasury Note, 4.125%, due 05/15/15...........      2,827,266
 2,000,000   U.S. Treasury Note, 4.500%, due 02/15/16...........      1,927,656
 1,023,220   U.S. Treasury Inflation-Protection Note,
               2.500%, due 07/15/16.............................      1,011,788
 1,500,000   U.S. Treasury Note, 4.625%, due 02/15/17...........      1,452,657
                                                                   ------------
                                                                     23,606,375
                                                                   ------------
             U.S. GOVERNMENT AGENCIES -- 10.3%
 1,000,000   Federal Farm Credit Bank, 4.480%, due 08/24/12.....        963,766
 1,000,000   Federal Farm Credit Bank, 4.600%, due 12/27/12.....        966,129
   500,000   Federal Home Loan Bank, 3.375%, due 07/21/08.......        490,340
 1,000,000   Federal Home Loan Bank, 5.000%, due 09/01/10.......        994,350
 1,000,000   Federal Home Loan Bank, 5.815%, due 08/21/13.......        996,531
                                                                   ------------
                                                                      4,411,116
                                                                   ------------
             TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS (Cost $28,477,547)............    $28,017,491
                                                                   ------------


================================================================================
 PAR VALUE   CORPORATE BONDS -- 14.2%                              MARKET VALUE
--------------------------------------------------------------------------------
             CONSUMER PRODUCTS -- 2.3%
$1,000,000   Harley-Davidson, Inc. - 144A, 3.625%,
               due 12/15/08.....................................   $    974,872
                                                                   ------------

             FINANCE -- 4.5%
 1,000,000   Caterpillar Financial Services Corporation,
               4.750%, due 02/17/15.............................        935,096
 1,000,000   Marshall & Ilsley Bank, 5.250%, due 09/04/12.......        986,624
                                                                   ------------
                                                                      1,921,720
                                                                   ------------
             FOOD & TOBACCO -- 1.4%
  600,000    Hormel Foods Corporation, 6.625%, due 06/01/11.....        619,277
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 14.2% (CONTINUED)                  MARKET VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 3.6%
$  500,000   Johnson Controls, Inc., 5.250%, due 01/15/11.......   $    494,869
 1,000,000   United Technologies Corporation, 6.350%,
               due 03/01/11.....................................      1,029,015
                                                                   ------------
                                                                      1,523,884
                                                                   ------------
             UTILITIES -- 2.4%
 1,000,000   Southern Power Company, 6.250%, due 07/15/12.......      1,022,416
                                                                   ------------

             TOTAL CORPORATE BONDS (Cost $6,244,383)............   $  6,062,169
                                                                   ------------


================================================================================
  SHARES     COMMON STOCKS -- 13.2%                                MARKET VALUE
--------------------------------------------------------------------------------
             CONSUMER - DURABLES -- 0.4%
     8,000   Leggett & Platt, Inc...............................   $    176,400
                                                                   ------------

             FINANCE - BANKS & THRIFTS -- 4.3%
    15,000   BB&T Corporation...................................        610,200
    44,000   Citizens Republic Bancorp, Inc. ...................        805,200
    15,000   TCF Financial Corporation..........................        417,000
                                                                   ------------
                                                                      1,832,400
                                                                   ------------
             FINANCE - INSURANCE -- 1.7%
    25,000   Arthur J. Gallagher & Co. .........................        697,000
                                                                   ------------

             INDUSTRIAL PRODUCTS & SERVICES -- 1.9%
    35,000   RPM International Inc..............................        808,850
                                                                   ------------

             REAL ESTATE -- 0.8%
    10,000   Duke Realty Corporation............................        356,700
                                                                   ------------

             UTILITIES -- 4.1%
    10,000   Energy East Corporation............................        260,900
    10,000   NSTAR..............................................        324,500
    14,000   Pinnacle West Capital Corporation..................        557,900
    18,000   Southern Company ..................................        617,220
                                                                   ------------
                                                                      1,760,520
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $5,431,557)..............   $  5,631,870
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     CASH EQUIVALENTS -- 6.2%                              MARKET VALUE
--------------------------------------------------------------------------------
   751,429   Federated Government Obligations
               Tax-Managed Fund - Institutional Shares .........   $    751,429
 1,904,837   Federated Treasury Obligations Fund -
               Institutional Shares ............................      1,904,837
                                                                   ------------
             TOTAL CASH EQUIVALENTS (Cost $2,656,266)...........   $  2,656,266
                                                                   ------------

             TOTAL INVESTMENTS AT MARKET VALUE -- 99.1%
             (Cost $42,809,753).................................   $ 42,367,796

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%......        390,356
                                                                   ------------

             NET ASSETS -- 100.0%...............................   $ 42,758,152
                                                                   ============

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)
====================================================================================================================================
                                                      AVE MARIA        AVE MARIA        AVE MARIA       AVE MARIA
                                                      CATHOLIC          GROWTH           RISING        OPPORTUNITY      AVE MARIA
                                                     VALUES FUND         FUND         DIVIDEND FUND       FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost .............................   $ 233,301,671    $  89,058,207    $  85,888,874   $  20,168,901   $  42,809,753
                                                    =============    =============    =============   =============   =============
  At market value (Note 1) ......................   $ 292,468,913    $ 109,133,981    $  94,955,383   $  22,682,393   $  42,367,796
Receivable for investment securities sold .......         441,783               --               --              --              --
Receivable for capital shares sold ..............         345,055          363,623          113,552          12,940           9,558
Receivable from Adviser (Note 2) ................              --               --               --              --          12,109
Dividends and interest receivable ...............         257,483           62,927          115,119          25,951         441,404
Other assets ....................................          14,476           20,695           18,177          15,724          18,094
                                                    -------------    -------------    -------------   -------------   -------------
  TOTAL ASSETS ..................................     293,527,710      109,581,226       95,202,231      22,737,008      42,848,961
                                                    -------------    -------------    -------------   -------------   -------------
LIABILITIES
Dividends payable ...............................              --               --          121,377              --          61,519
Payable for investment securities purchased .....         360,200          508,080          328,938         259,230              --
Payable for capital shares redeemed .............          33,973            8,772            9,544              --           3,390
Payable to Adviser (Note 2) .....................         717,428          229,408          208,459          14,981              --
Payable to administrator (Note 2) ...............          36,700           13,500           11,800           4,000           4,000
Accrued distribution fees (Note 2) ..............          44,531           15,370               --              --           9,139
Other accrued expenses ..........................          27,281           14,571           16,430           9,403          12,761
                                                    -------------    -------------    -------------   -------------   -------------
  TOTAL LIABILITIES .............................       1,220,113          789,701          696,548         287,614          90,809
                                                    -------------    -------------    -------------   -------------   -------------
NET ASSETS ......................................   $ 292,307,597    $ 108,791,525    $  94,505,683   $  22,449,394   $  42,758,152
                                                    =============    =============    =============   =============   =============
NET ASSETS CONSIST OF:
Paid-in capital .................................   $ 223,829,183    $  88,585,204    $  83,032,247   $  19,723,931   $  42,499,980
Accumulated undistributed/(Distributions in
  excess of) net investment income/(loss) .......        (136,795)        (248,781)         (18,393)         50,404              84
Accumulated net realized gains from
  security transactions .........................       9,447,967          379,328        2,425,320         161,567         700,045
Net unrealized appreciation/(depreciation)
  on investments ................................      59,167,242       20,075,774        9,066,509       2,513,492        (441,957)
                                                    -------------    -------------    -------------   -------------   -------------
NET ASSETS ......................................   $ 292,307,597    $ 108,791,525    $  94,505,683   $  22,449,394   $  42,758,152
                                                    =============    =============    =============   =============   =============
Shares of beneficial interest outstanding
(unlimited number of shares authorized,
no par value) ...................................      16,194,939        5,808,339       7,268,286       1,954,608
                                                    =============    =============   =============   =============
Net asset value, offering price and redemption
price per share (Note 1) ........................   $       18.05    $       18.73   $       13.00   $       11.49
                                                    =============    =============   =============   =============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares .........                                                                     $  14,722,496
                                                                                                                      =============
Shares of beneficial interest outstanding
(unlimited number of shares authorized,
no par value) ...................................                                                                         1,447,589
                                                                                                                      =============
Net asset value, offering price and redemption
price per share (Note 1) ........................                                                                     $       10.17
                                                                                                                      =============
PRICING OF CLASS R SHARES
Net assets applicable to Class R shares .........                                                                     $  28,035,656
                                                                                                                      =============
Shares of beneficial interest outstanding
(unlimited number of shares authorized,
no par value) ...................................                                                                         2,760,236
                                                                                                                      =============
Net asset value, offering price and redemption
price per share (Note 1) ........................                                                                     $       10.16
                                                                                                                      =============

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
====================================================================================================================================
                                                      AVE MARIA        AVE MARIA        AVE MARIA       AVE MARIA
                                                      CATHOLIC          GROWTH           RISING        OPPORTUNITY      AVE MARIA
                                                     VALUES FUND         FUND         DIVIDEND FUND       FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend ......................................   $   1,905,381    $     482,919    $     755,296   $     154,546   $     176,742
  Interest ......................................          25,596               --           36,088          19,917         758,685
                                                    -------------    -------------    -------------   -------------   -------------
    TOTAL INCOME ................................       1,930,977          482,919          791,384         174,463         935,427
                                                    -------------    -------------    -------------   -------------   -------------
EXPENSES
  Investment advisory fees (Note 2) .............       1,378,516          487,800          243,766          99,454
                                                                                                                             64,057
  Distribution fees (Note 2) ....................         344,628          121,950               --              --              --
  Distribution fees - Class R (Note 2) ..........              --               --               --              --          32,267
  Administration, accounting and
    transfer agent fees (Note 2) ................         208,039           73,680           49,200          24,000          24,000
  Legal and audit fees ..........................          30,450           20,378           21,353          15,629          16,778
  Postage and supplies ..........................          33,845           18,275           10,671           5,233           9,586
  Trustees' fees and expenses ...................          14,279           14,279           14,279          14,279          14,279
  Registration fees - Common ....................           9,606           10,474           10,980          14,294           4,547
  Registration fees - Class I ...................              --               --               --              --             427
  Registration fees - Class R ...................              --               --               --              --           4,480
  Custodian fees ................................          13,008            4,343            6,506           3,485           1,771
  Reports to shareholders .......................          10,152            5,346            2,460           1,085           1,794
  Insurance expense .............................           9,977            3,624            1,851           1,118           2,728
  Advisory board fees and expenses ..............           4,267            4,267            4,267           4,267           4,267
  Compliance service fees .......................           5,429            1,979            1,759             412             845
  Other expenses ................................           9,422            4,798            4,148           3,999           7,854
                                                    -------------    -------------    -------------   -------------   -------------
    TOTAL EXPENSES ..............................       2,071,618          771,193          371,240         187,255         189,680
  Less fees waived and/or expenses
    reimbursed by the Adviser (Note 2):
    Common ......................................          (3,846)         (39,493)              --         (62,938)        (86,475)
    Class I .....................................              --               --               --              --            (427)
  Plus previously waived investment
    advisory fees and expense reimbursements
    recouped by the Adviser (Note 2): ...........              --               --           35,037              --              --
                                                    -------------    -------------    -------------   -------------   -------------
    NET EXPENSES ................................       2,067,772          731,700          406,277         124,317         102,778
                                                    -------------    -------------    -------------   -------------   -------------

NET INVESTMENT INCOME/(LOSS) ....................        (136,795)        (248,781)         385,107          50,146         832,649
                                                    -------------    -------------    -------------   -------------   -------------

REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS
Net realized gains from security transactions ...      10,074,270          378,999        2,425,227         192,003         700,024
Net change in unrealized appreciation/
  (depreciation) on investments .................      14,798,543        7,948,349        5,663,869       1,489,711      (1,116,650)
                                                    -------------    -------------    -------------   -------------   -------------

NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS .................      24,872,813        8,327,348        8,089,096       1,681,714        (416,626)
                                                    -------------    -------------    -------------   -------------   -------------

NET INCREASE IN NET
  ASSETS FROM OPERATIONS ........................   $  24,736,018    $   8,078,567    $   8,474,203   $   1,731,860   $     416,023
                                                    =============    =============    =============   =============   =============

See notes to financial statements

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED            YEAR
                                                                                JUNE 30,           ENDED
                                                                                  2007          DECEMBER 31,
                                                                               (UNAUDITED)         2006
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ....................................................   $    (136,795)   $    (570,434)
   Net realized gains from security transactions ..........................      10,074,270       10,818,434
   Net realized gains from in-kind redemptions (Note 1) ...................              --       18,457,383
   Net change in unrealized appreciation/(depreciation) on investments ....      14,798,543        4,564,102
                                                                              -------------    -------------
Net increase in net assets from operations ................................      24,736,018       33,269,485
                                                                              -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments .................................              --      (10,545,124)
                                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................................      30,064,987       52,002,346
   Reinvestment of distributions to shareholders ..........................              --        9,595,000
   Payments for shares redeemed ...........................................     (20,505,067)     (72,685,160)
                                                                              -------------    -------------
Net increase/(decrease) in net assets from capital share transactions .....       9,559,920      (11,087,814)
                                                                              -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............................................      34,295,938       11,636,547

NET ASSETS
   Beginning of period ....................................................     258,011,659      246,375,112
                                                                              -------------    -------------
   End of period ..........................................................   $ 292,307,597    $ 258,011,659
                                                                              =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME/(LOSS) ...........................................   $    (136,795)   $          --
                                                                              =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ............................................................       1,732,068        3,249,139
   Shares issued in reinvestment of distributions to shareholders .........              --          578,360
   Shares redeemed ........................................................      (1,178,228)      (4,543,268)
                                                                              -------------    -------------
   Net increase/(decrease) in shares outstanding ..........................         553,840         (715,769)
   Shares outstanding, beginning of period ................................      15,641,099       16,356,868
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................      16,194,939       15,641,099
                                                                              =============    =============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED            YEAR
                                                                                JUNE 30,           ENDED
                                                                                  2007          DECEMBER 31,
                                                                               (UNAUDITED)         2006
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ....................................................   $    (248,781)   $    (220,994)
   Net realized gains from security transactions ..........................         378,999          712,003
   Net realized gains from in-kind redemptions (Note 1) ...................              --        2,014,638
   Net change in unrealized appreciation/(depreciation) on investments ....       7,948,349        7,996,624
                                                                              -------------    -------------
Net increase in net assets from operations ................................       8,078,567       10,502,271
                                                                              -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments .................................              --         (711,674)
                                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................................      21,083,178       27,242,598
   Reinvestment of distributions to shareholders ..........................              --          668,695
   Payments for shares redeemed ...........................................      (5,580,924)     (16,052,538)
                                                                              -------------    -------------
Net increase in net assets from capital share transactions ................      15,502,254       11,858,755
                                                                              -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............................................      23,580,821       21,649,352

NET ASSETS
   Beginning of period ....................................................      85,210,704       63,561,352
                                                                              -------------    -------------
   End of period ..........................................................   $ 108,791,525    $  85,210,704
                                                                              =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME/(LOSS) ...........................................   $    (248,781)   $          --
                                                                              =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ............................................................       1,166,767        1,667,583
   Shares issued in reinvestment of distributions to shareholders .........              --           38,564
   Shares redeemed ........................................................        (308,108)        (993,409)
                                                                              -------------    -------------
   Net increase in shares outstanding .....................................         858,659          712,738
   Shares outstanding, beginning of period ................................       4,949,680        4,236,942
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................       5,808,339        4,949,680
                                                                              =============    =============

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED            YEAR
                                                                                JUNE 30,           ENDED
                                                                                  2007          DECEMBER 31,
                                                                               (UNAUDITED)         2006
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..................................................   $     385,107    $     376,535
   Net realized gains from security transactions ..........................       2,425,227          748,365
   Net realized gains from in-kind redemptions (Note 1) ...................              --        1,733,646
   Net change in unrealized appreciation/(depreciation) on investments ....       5,663,869        2,332,107
                                                                              -------------    -------------
Net increase in net assets from operations ................................       8,474,203        5,190,653
                                                                              -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................................        (403,500)        (376,535)
   From net realized gains on investments .................................              --         (748,272)
                                                                              -------------    -------------
Net decrease in net assets from distributions to shareholders .............        (403,500)      (1,124,807)
                                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................................      56,248,967       16,397,640
   Reinvestment of distributions to shareholders ..........................         240,551          711,266
   Payments for shares redeemed ...........................................      (5,105,643)     (11,366,258)
                                                                              -------------    -------------
Net increase in net assets from capital share transactions ................      51,383,875        5,742,648
                                                                              -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............................................      59,454,578        9,808,494

NET ASSETS
   Beginning of period ....................................................      35,051,105       25,242,611
                                                                              -------------    -------------
   End of period ..........................................................   $  94,505,683    $  35,051,105
                                                                              =============    =============

ACCUMULATED UNDISTRIBUTED/(OVERDISTRIBUTED)
   NET INVESTMENT INCOME ..................................................   $     (18,393)   $          --
                                                                              =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ............................................................       4,750,198        1,432,894
   Shares issued in reinvestment of distributions to shareholders .........          18,763           59,190
   Shares redeemed ........................................................        (403,178)        (972,858)
                                                                              -------------    -------------
   Net increase in shares outstanding .....................................       4,365,783          519,226
   Shares outstanding, beginning of period ................................       2,902,503        2,383,277
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................       7,268,286        2,902,503
                                                                              =============    =============

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
=============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED           PERIOD
                                                                                JUNE 30,           ENDED
                                                                                  2007          DECEMBER 31,
                                                                               (UNAUDITED)        2006(a)
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..................................................   $      50,146    $      94,493
   Net realized gains from security transactions ..........................         192,003          342,668
   Net change in unrealized appreciation/(depreciation) on investments ....       1,489,711        1,023,781
                                                                              -------------    -------------
Net increase in net assets from operations ................................       1,731,860        1,460,942
                                                                              -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................................              --          (94,235)
   From net realized gains on investments .................................              --         (373,104)
                                                                              -------------    -------------
Net decrease in net assets from distributions to shareholders .............              --         (467,339)
                                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................................       4,767,519       18,868,063
   Reinvestment of distributions to shareholders ..........................              --           91,678
   Payments for shares redeemed ...........................................      (1,764,411)      (2,238,918)
                                                                              -------------    -------------
Net increase in net assets from capital share transactions ................       3,003,108       16,720,823
                                                                              -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............................................       4,734,968       17,714,426

NET ASSETS
   Beginning of period ....................................................      17,714,426               --
                                                                              -------------    -------------
   End of period ..........................................................   $  22,449,394    $  17,714,426
                                                                              =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ..................................................   $      50,404    $         258
                                                                              =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ............................................................         433,257        1,880,754
   Shares issued in reinvestment of distributions to shareholders .........              --            8,641
   Shares redeemed ........................................................        (158,103)        (209,941)
                                                                              -------------    -------------
   Net increase in shares outstanding .....................................         275,154        1,679,454
   Shares outstanding, beginning of period ................................       1,679,454               --
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................       1,954,608        1,679,454
                                                                              =============    =============

(a) Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED            YEAR
                                                                                JUNE 30,           ENDED
                                                                                  2007          DECEMBER 31,
                                                                               (UNAUDITED)         2006
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..................................................   $     832,649    $   1,832,732
   Net realized gains from security transactions ..........................         700,024          260,709
   Net change in unrealized appreciation/(depreciation) on investments ....      (1,116,650)         704,922
                                                                              -------------    -------------
Net increase in net assets from operations ................................         416,023        2,798,363
                                                                              -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class I ....................................        (338,974)      (1,135,731)
   From net investment income, Class R ....................................        (492,151)        (700,257)
   From net realized gains on investments, Class I ........................              --         (114,092)
   From net realized gains on investments, Class R ........................              --         (146,596)
                                                                              -------------    -------------
Net decrease in net assets from distributions to shareholders .............        (831,125)      (2,096,676)
                                                                              -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS I
   Proceeds from shares sold ..............................................              --          135,000
   Reinvestment of distributions to shareholders ..........................              --           16,961
   Payments for shares redeemed ...........................................      (3,035,904)     (30,709,371)
                                                                              -------------    -------------
Net decrease in net assets from Class I capital share transactions ........      (3,035,904)     (30,557,410)
                                                                              -------------    -------------
CLASS R
   Proceeds from shares sold ..............................................       6,839,851        8,193,903
   Reinvestment of distributions to shareholders ..........................         430,717          774,275
   Payments for shares redeemed ...........................................      (2,323,236)      (2,804,300)
                                                                              -------------    -------------
Net increase in net assets from Class R capital share transactions ........       4,947,332        6,163,878
                                                                              -------------    -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ...................................       1,496,326      (23,691,845)
NET ASSETS
   Beginning of period ....................................................      41,261,826       64,953,671
                                                                              -------------    -------------
   End of period ..........................................................   $  42,758,152    $  41,261,826
                                                                              =============    =============
ACCUMULATED UNDISTRIBUTED/(OVERDISTRIBUTED)
   NET INVESTMENT INCOME ..................................................   $          84    $      (1,440)
                                                                              =============    =============
SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
   Shares sold ............................................................              --           13,478
   Shares issued in reinvestment of distributions to shareholders .........              --            1,689
   Shares redeemed ........................................................        (294,267)      (3,039,466)
                                                                              -------------    -------------
   Net decrease in shares outstanding .....................................        (294,267)      (3,024,299)
   Shares outstanding, beginning of period ................................       1,741,856        4,766,155
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................       1,447,589        1,741,856
                                                                              =============    =============
CLASS R
   Shares sold ............................................................         663,453          811,940
   Shares issued in reinvestment of distributions to shareholders .........          41,918           76,363
   Shares redeemed ........................................................        (225,821)        (277,651)
                                                                              -------------    -------------
   Net increase in shares outstanding .....................................         479,550          610,652
   Shares outstanding, beginning of period ................................       2,280,686        1,670,034
                                                                              -------------    -------------
   Shares outstanding, end of period ......................................       2,760,236        2,280,686
                                                                              =============    =============

See notes to financial statements

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL  HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                              SIX MONTHS
                                                 ENDED            YEAR          YEAR          YEAR          YEAR         YEAR
                                                JUNE 30,          ENDED         ENDED         ENDED         ENDED        ENDED
                                                  2007           DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,     DEC. 31,
                                              (UNAUDITED)          2006          2005          2004          2003         2002
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period ...............................   $     16.50      $     15.06   $     14.62   $     12.75   $      9.47   $     10.50
                                              -----------      -----------   -----------   -----------   -----------   -----------

Income/(loss) from investment operations:
  Net investment loss .....................         (0.01)           (0.04)        (0.04)        (0.05)        (0.03)        (0.01)
  Net realized and unrealized gains/
     (losses) on investments ..............          1.56             2.18          0.89          2.61          3.40         (1.02)
                                              -----------      -----------   -----------   -----------   -----------   -----------
Total from investment operations ..........          1.55             2.14          0.85          2.56          3.37         (1.03)
                                              -----------      -----------   -----------   -----------   -----------   -----------

Less distributions:
  From net realized gains on investments ..            --            (0.70)        (0.41)        (0.69)        (0.09)           --
                                              -----------      -----------   -----------   -----------   -----------   -----------

Net asset value at end of period ..........   $     18.05      $     16.50   $     15.06   $     14.62   $     12.75   $      9.47
                                              ===========      ===========   ===========   ===========   ===========   ===========

Total return(a) ...........................           9.4%(b)         14.2%          5.8%         20.1%         35.6%         (9.8)%
                                              ===========      ===========   ===========   ===========   ===========   ===========

Ratios/Supplementary Data:
Net assets at end of period (000's) .......   $   292,308      $   258,012   $   246,375   $   248,070   $   144,956   $    61,802
                                              ===========      ===========   ===========   ===========   ===========   ===========

Ratio of net expenses to
  average net assets(c) ...................          1.50%(d)         1.50%         1.50%         1.50%         1.50%         1.50%

Ratio of net investment loss
  to average net assets ...................         (0.10)%(d)       (0.23)%       (0.28)%       (0.44)%       (0.28)%       (0.14)%

Portfolio turnover rate ...................            17%(b)           59%           61%           34%           58%           86%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.50%(d), 1.52%, 1.51%, 1.52%, 1.56% and 1.69% for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(d)   Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                                     SIX MONTHS
                                                        ENDED            YEAR           YEAR           YEAR          PERIOD
                                                       JUNE 30,          ENDED          ENDED          ENDED          ENDED
                                                         2007         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     (UNAUDITED)          2006           2005           2004         2003(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........  $     17.22       $     15.00    $     14.99    $     12.34    $     10.00
                                                    -----------       -----------    -----------    -----------    -----------

Income/(loss) from investment operations:
  Net investment loss ............................        (0.04)            (0.04)         (0.05)         (0.03)         (0.02)
  Net realized and unrealized
    gains on investments .........................         1.55              2.40           0.10           2.68           2.36
                                                    -----------       -----------    -----------    -----------    -----------
Total from investment operations .................         1.51              2.36           0.05           2.65           2.34
                                                    -----------       -----------    -----------    -----------    -----------

Less distributions:
  From net realized gains on investments .........           --             (0.14)         (0.04)            --             --
                                                    -----------       -----------    -----------    -----------    -----------

Net asset value at end of period .................  $     18.73       $     17.22    $     15.00    $     14.99    $     12.34
                                                    ===========       ===========    ===========    ===========    ===========

Total return(b) ..................................          8.8%(c)          15.8%           0.3%          21.5%          23.4%(c)
                                                    ===========       ===========    ===========    ===========    ===========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............  $   108,792       $    85,211    $    63,561    $    51,574    $    15,105
                                                    ===========       ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(d) ...         1.50%(e)          1.50%          1.50%          1.50%          1.49%(e)

Ratio of net investment loss
  to average net assets ..........................       (0.51)%(e)        (0.30)%        (0.34)%        (0.29)%        (0.36)%(e)

Portfolio turnover rate ..........................            5%(c)            13%            29%             3%             0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.58%(e), 1.62%, 1.64%, 1.79% and 2.61%(e) for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================
                                                            SIX MONTHS
                                                               ENDED              YEAR           PERIOD
                                                              JUNE 30,            ENDED           ENDED
                                                            (UNAUDITED)        DECEMBER 31,    DECEMBER 31,
                                                                2007              2006           2005(a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $    12.08         $    10.59      $    10.00
                                                            ----------         ----------      ----------

Income from investment operations:
  Net investment income ................................          0.07               0.14            0.08
  Net realized and unrealized gains on investments .....          0.92               1.75            0.59
                                                            ----------         ----------      ----------
Total from investment operations .......................          0.99               1.89            0.67
                                                            ----------         ----------      ----------

Less distributions:
  From net investment income ...........................         (0.07)             (0.14)          (0.08)
  From net realized gains on investments ...............            --              (0.26)          (0.00)(b)
                                                            ----------         ----------      ----------
Total distributions ....................................         (0.07)             (0.40)          (0.08)
                                                            ----------         ----------      ----------

Net asset value at end of period .......................    $    13.00         $    12.08      $    10.59
                                                            ==========         ==========      ==========

Total return (c) .......................................           8.2%(d)           17.9%            6.7%(d)
                                                            ==========         ==========      ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ....................    $   94,506         $   35,051      $   25,243
                                                            ==========         ==========      ==========

Ratio of net expenses to average net assets(e) .........          1.25%(f)           1.25%           1.24%(f)

Ratio of net investment income to average net assets ...          1.18%(f)           1.23%           1.19%(f)

Portfolio turnover rate ................................            21%(d)             65%             21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.25%(f), 1.31% and 1.43%(f) for the periods ended June 30, 2007 and December 31, 2006 and 2005, respectively.

(f)   Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND.
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==============================================================================================
                                                            SIX MONTHS
                                                               ENDED             PERIOD
                                                              JUNE 30,            ENDED
                                                            (UNAUDITED)        DECEMBER 31,
                                                                2007              2006(a)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period .................     $    10.55        $    10.00
                                                             ----------        ----------

Income from investment operations:
   Net investment income ...............................           0.03              0.06
   Net realized and unrealized gains on investments ....           0.91              0.77
                                                             ----------        ----------
Total from investment operations .......................           0.94              0.83
                                                             ----------        ----------

Less distributions:
   From net investment income ..........................             --             (0.06)
   From net realized gains on investments ..............             --             (0.22)
                                                             ----------        ----------
Total distributions ....................................             --             (0.28)
                                                             ----------        ----------

Net asset value at end of period .......................     $    11.49        $    10.55
                                                             ==========        ==========

Total return (b) .......................................            8.9%(c)           8.3%(c)
                                                             ==========        ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ....................     $   22,449        $   17,714
                                                             ==========        ==========

Ratio of net expenses to average net assets(d) .........           1.25%(e)          1.24%(e)

Ratio of net investment income to average net assets ...           0.50%(e)          0.84%(e)

Portfolio turnover rate ................................             29%(c)           102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.88%(e) and 1.90%(e) for the periods ended June 30, 2007 and December 31, 2006, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                                     SIX MONTHS
                                                        ENDED            YEAR           YEAR           YEAR          PERIOD
                                                       JUNE 30,          ENDED          ENDED          ENDED          ENDED
                                                         2007         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     (UNAUDITED)          2006           2005           2004         2003(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $    10.26        $    10.10     $    10.29     $    10.09     $    10.00
                                                     ----------        ----------     ----------     ----------     ----------

Income/(loss) from investment operations:
  Net investment income ..........................         0.21              0.38           0.33           0.28           0.16
  Net realized and unrealized gains/
    (losses) on investments ......................        (0.09)             0.23          (0.15)          0.27           0.10
                                                     ----------        ----------     ----------     ----------     ----------
Total from investment operations .................         0.12              0.61           0.18           0.55           0.26
                                                     ----------        ----------     ----------     ----------     ----------

Less distributions:
  From net investment income .....................        (0.21)            (0.38)         (0.33)         (0.28)         (0.16)
  From net realized gains on investments .........           --             (0.07)         (0.04)         (0.07)         (0.01)
                                                     ----------        ----------     ----------     ----------     ----------
Total distributions ..............................        (0.21)            (0.45)         (0.37)         (0.35)         (0.17)
                                                     ----------        ----------     ----------     ----------     ----------

Net asset value at end of period .................   $    10.17        $    10.26     $    10.10     $    10.29     $    10.09
                                                     ==========        ==========     ==========     ==========     ==========

Total return (b) .................................          1.1%(c)           6.2%           1.8%           5.5%           2.6%(c)
                                                     ==========        ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............   $   14,722        $   17,880     $   48,115     $   32,458     $   30,773
                                                     ==========        ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(d) ...         0.30%(e)          0.30%          0.30%          0.30%          0.30%(e)

Ratio of net investment income
  to average net assets ..........................         4.08%(e)          3.67%          3.32%          2.77%          2.36%(e)

Portfolio turnover rate ..........................           23%(c)            21%            22%            47%            50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.72%(e), 0.65%, 0.61%, 0.72% and 0.71%(e) for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                                     SIX MONTHS
                                                        ENDED            YEAR           YEAR           YEAR          PERIOD
                                                       JUNE 30,          ENDED          ENDED          ENDED          ENDED
                                                         2007         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     (UNAUDITED)          2006           2005           2004         2003(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $    10.25        $    10.08     $    10.28     $    10.09     $    10.00
                                                     ----------        ----------     ----------     ----------     ----------

Income/(loss) from investment operations:
  Net investment income ..........................         0.19              0.35           0.30           0.24           0.14
  Net realized and unrealized gains/
    (losses) on investments ......................        (0.09)             0.24          (0.16)          0.26           0.10
                                                     ----------        ----------     ----------     ----------     ----------
Total from investment operations .................         0.10              0.59           0.14           0.50           0.24
                                                     ----------        ----------     ----------     ----------     ----------

Less distributions:
  From net investment income .....................        (0.19)            (0.35)         (0.30)         (0.24)         (0.14)
  From net realized gains on investments .........           --             (0.07)         (0.04)         (0.07)         (0.01)
                                                     ----------        ----------     ----------     ----------     ----------
Total distributions ..............................        (0.19)            (0.42)         (0.34)         (0.31)         (0.15)
                                                     ----------        ----------     ----------     ----------     ----------

Net asset value at end of period .................   $    10.16        $    10.25     $    10.08     $    10.28     $    10.09
                                                     ==========        ==========     ==========     ==========     ==========

Total return (b) .................................          1.0%(c)           6.0%           1.4%           5.1%           2.4%(c)
                                                     ==========        ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............   $   28,036        $   23,382     $   16,839     $    6,491     $    1,502
                                                     ==========        ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(d) ...         0.60%(e)          0.60%          0.61%          0.70%          0.69%(e)

Ratio of net investment income
  to average net assets ..........................         3.78%(e)          3.37%          3.01%          2.37%          1.96%(e)

Portfolio turnover rate ..........................           23%(c)            21%            22%            47%            50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect any reduction for sales charges, nor do they reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.00%(e), 0.94%, 0.92%, 1.31% and 2.49%(e) for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (collectively, the "Funds") are each a diversified series of the Schwartz Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds' Prospectus for information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (1) Class R bears the expenses of higher distribution fees; (2) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant  accounting  policies  followed by the
Funds:

      (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The tax character of distributable earnings at June 30, 2007 was as follows:

------------------------------------------------------------------------------------------------------------------------
                                         AVE MARIA        AVE MARIA        AVE MARIA        AVE MARIA
                                         CATHOLIC          GROWTH           RISING         OPPORTUNITY      AVE MARIA
                                        VALUES FUND         FUND         DIVIDEND FUND        FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  ordinary income/(loss) ............   $     795,512   $     (81,322)   $     699,336    $     237,752   $     120,799
Accumulated undistributed
  long-term gains ...................       9,142,895         211,869        1,828,968               --         641,868
Other temporary differences due to
  timing of cash distributions ......              --              --         (121,377)              --         (61,519)
Net unrealized appreciation/
  (depreciation) ....................      58,540,007      20,075,774        9,066,509        2,487,711        (442,976)
                                        -------------   -------------    -------------    -------------   -------------
Total distributable earnings ........   $  68,478,414   $  20,206,321    $  11,473,436    $   2,725,463   $     258,172
                                        =============   =============    =============    =============   =============

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The following information is based upon the federal income tax cost of the investment securities as of June 30, 2007:

------------------------------------------------------------------------------------------------------------------------
                                          AVE MARIA       AVE MARIA        AVE MARIA        AVE MARIA
                                          CATHOLIC         GROWTH           RISING         OPPORTUNITY      AVE MARIA
                                         VALUES FUND        FUND         DIVIDEND FUND        FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation .......   $  61,454,622   $  22,029,068    $  10,693,666    $   2,859,034   $     434,546
Gross unrealized depreciation .......      (2,914,615)     (1,953,294)      (1,627,157)        (371,323)       (877,522)
                                        -------------   -------------    -------------    -------------   -------------
Net unrealized appreciation/
  (depreciation) ....................   $  58,540,007   $  20,075,774    $   9,066,509    $   2,487,711   $    (442,976)
                                        =============   =============    =============    =============   =============
Federal income tax cost .............   $ 233,928,906   $  89,058,207    $  85,888,874    $  20,194,682   $  42,810,772
                                        =============   =============    =============    =============   =============
------------------------------------------------------------------------------------------------------------------------


      The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Bond Fund is due to certain timing differences in the recognition of the amortization of organizational costs. These "book/tax" differences are also temporary in nature.

      During the year ended December 31, 2006, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund realized $18,457,383, $2,014,638 and $1,733,646, respectively, of net capital gains resulting from in-kind redemptions - in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

      (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The tax character of distributions paid during the periods ended June 30, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                     ORDINARY      LONG-TERM         TOTAL
PERIOD ENDED                          INCOME     CAPITAL GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------
AVE MARIA CATHOLIC VALUES FUND:
 June 30, 2007 ................    $        --    $        --     $        --
 December 31, 2006 ............    $        --    $10,545,124     $10,545,124

AVE MARIA GROWTH FUND:
 June 30, 2007 ................    $        --     $       --     $        --
 December 31, 2006 ............    $        --     $  711,674     $   711,674

AVE MARIA RISING DIVIDEND FUND:
 June 30, 2007 ................    $   403,500     $       --     $   403,500
 December 31, 2006 ............    $   719,951     $  404,856     $ 1,124,807

AVE MARIA OPPORTUNITY FUND:
 June 30, 2007 ................    $        --     $        --    $        --
 December 31, 2006 ............    $   467,339     $        --    $   467,339

AVE MARIA BOND FUND - CLASS I:
 June 30, 2007 ................    $   338,974     $        --    $   338,974
 December 31, 2006 ............    $ 1,135,731     $   114,092    $ 1,249,823

AVE MARIA BOND FUND - CLASS R:
 June 30, 2007 ................    $   492,151     $        --    $   492,151
 December 31, 2006 ............    $   700,257     $   146,596    $   846,853
--------------------------------------------------------------------------------

      (e) REPURCHASE AGREEMENTS - The Funds may enter into repur chase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies of instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

      (f) ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Funds' principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce advisory fees or reimburse a portion of operating expenses until at least May 1, 2010 so that: the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.40%, respectively, of average daily net assets. For the six months ended June 30, 2007, the Adviser waived investment advisory fees of $3,846 with respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $39,493 with respect to the Ave Maria Growth Fund; waived investment advisory fees of $62,938 with respect to the Ave Maria Opportunity Fund; and waived all of its investment advisory fees of $64,057 and reimbursed $22,845 of other operating expenses (including $22,418 of common expenses and $427 of Class I expenses) with respect to the Ave Maria Bond Fund.

Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such waivers or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2007, the Adviser received $35,037 from the Ave Maria Rising Dividend Fund in recoupment of fee waivers in prior fiscal periods. As of June 30, 2007, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund....................................   $  114,633
Ave Maria Growth Fund.............................................   $  303,889
Ave Maria Rising Dividend Fund....................................   $    9,399
Ave Maria Opportunity Fund........................................   $  136,216
Ave Maria Bond Fund...............................................   $  589,967
--------------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

------------------------------------------------------------------------------------------
                                       DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                          2007         2008         2009         2010
------------------------------------------------------------------------------------------
Ave Maria Catholic Values Fund .....   $   36,934   $   33,160   $   40,693   $    3,846
Ave Maria Growth Fund ..............   $   93,231   $   80,548   $   90,617   $   39,493
Ave Maria Rising Dividend Fund .....   $       --   $       --   $    9,399   $       --
Ave Maria Opportunity Fund .........   $       --   $       --   $   73,278   $   62,938
Ave Maria Bond Fund ................   $  154,274   $  170,813   $  177,978   $   86,902
------------------------------------------------------------------------------------------


The Chief Compliance Officer of the Funds (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $23,500 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust.

Pursuant to a Mutual Fund Services Agreement between the Funds and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000. For the six months ended June 30, 2007, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund paid $208,039, $73,680, $49,200, $24,000 and $24,000, respectively, to Ultimus for mutual fund services.

Pursuant to a Distribution Agreement between the Funds and the Distributor, the Distributor serves as the Funds' exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan"), which allows the Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the six months ended June 30, 2007, the total expenses incurred pursuant to the Plan were $344,628, $121,950, and $32,267 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3.    INVESTMENT TRANSACTIONS

During the six months ended June 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                       AVE MARIA       AVE MARIA       AVE MARIA       AVE MARIA
                                                       CATHOLIC         GROWTH          RISING        OPPORTUNITY      AVE MARIA
                                                      VALUES FUND        FUND        DIVIDEND FUND       FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities ...............   $  49,562,359   $  20,462,813   $  44,979,020   $   6,390,492   $   1,361,470
                                                     =============   =============   =============   =============   =============
Proceeds from sales of investment securities .....   $  42,567,370   $   5,173,407   $  12,612,795   $   4,935,565   $   2,904,367
                                                     =============   =============   =============   =============   =============
----------------------------------------------------------------------------------------------------------------------------------

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.    NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this Semi-Annual report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, each Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of the measurements reported on the statement of changes in net assets for a fiscal period.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2007) and held until the end of the period (June 30, 2007).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA CATHOLIC VALUES FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,093.90         $7.79
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,017.36         $7.50
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA GROWTH FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,087.70          $7.76
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,017.36          $7.50
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA RISING DIVIDEND FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,082.40         $6.45
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,018.60         $6.26
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Rising Dividend Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,089.10         $6.47
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,018.60         $6.26
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Opportunity Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,011.30         $1.50
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,023.31         $1.51
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Bond Fund - Class I's annualized expense ratio of 0.30% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                 January 1, 2007  June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00      $1,009.90         $2.99
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00      $1,021.82         $3.01
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Bond Fund - Class R's annualized expense ratio of 0.60% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation  of the  Public  Reference  Room  may be  obtained  by  calling  (800)
SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Advisory Agreements with the Adviser on behalf of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Ave Maria Rising Dividend Fund, and the continuance of the Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") on behalf of the Ave Maria Growth Fund. The approvals took place at a meeting held on February 9, 2007, at which all of the Trustees were present.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreements and the Sub-Advisory Agreement (collectively, the "Agreements"). The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Agreements and whether the Agreements continue to be in the best interest of the Funds and their shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser's revenues and costs of providing services to the Funds; and (4) information about the Adviser's and the Sub-Adviser's personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (2) the fees charged for those services and the Adviser's profitability with respect to the Funds;
(3) the Funds' performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds' investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser and the Sub-Adviser under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser's and the Sub-Adviser's key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser's compliance programs, and the Adviser's role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund's historical performance over various periods ended December 31, 2006, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that: over longer term periods (3 years, 5 years and since inception), the Ave Maria Catholic Values Fund has outperformed its benchmark index, which is the S&P 500 Index, by a considerable margin; that, although the Ave Maria Growth Fund slightly underperformed its benchmark index (the S&P 500 Index) during 2006, the Growth Fund has outperformed its benchmark index over the Fund's lifetime; that the Ave Maria Rising Dividend Fund has outperformed its benchmark index (the S&P Dividend Aristocrats Index) by a sizeable margin over the Fund's lifetime; and that the Ave

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

Maria Bond Fund outperformed its benchmark index (the Lehman Brothers U.S. Government/Credit Intermediate Index) during 2006 and over the Fund's lifetime.

The Trustees reviewed the Adviser's analysis of its profitability from the Funds' Advisory Agreements for the year ended December 31, 2006. The Trustees considered that the Adviser may receive, in addition to the advisory fee, various research services as a result of the placement of the Funds' portfolio brokerage. The Independent Trustees noted that the Sub-Adviser's fees are paid by the Adviser and are set as a result of arms-length negotiations by the Adviser. The Trustees concluded that the Adviser possesses the fundamental resources necessary to serve as adviser to the Funds, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

In reviewing the fees payable under the Agreements, the Trustees reviewed the advisory fees paid by each Fund under the Advisory Agreement and compared such fees to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Adviser. The Trustees discussed the appropriateness of recognizing possible economies of scale by instituting breakpoints within the advisory fee structure of each Fund, but determined that based on the Adviser's commitment to waive fees and reimburse expenses in order to maintain competitive expense ratios, the implementation of breakpoints is unnecessary at the present time. In evaluating each Fund's advisory fees, the Trustees took into account the quality of the investment management of the Funds. The Trustees concluded that, based upon the investment strategies of the Funds and the quality of services provided by the Adviser, the advisory fees paid by each Fund are reasonable.

In approving the Agreements, the Independent Trustees reached the following conclusions: (1) the Independent Trustees noted the qualifications of key personnel of the Adviser and the Sub-Adviser that work with the Funds and concluded the Adviser and the Sub-Adviser are qualified to continue to manage each Fund's assets in accordance with its investment objective and policies and has provided reasonable services to the Funds; (2) based on the long-term performance of each Fund, the Independent Trustees believe that the nature and quality of services provided by the Adviser (and, with respect to the Ave Maria Growth Fund, by the Sub-Adviser) were satisfactory; (3) the advisory fees of the Ave Maria Bond Fund are competitive and lower than most comparably managed mutual funds and, while the advisory fees paid by the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend are in the higher range of fees for comparably managed funds, the Independent Trustees believe that the quality of investment advisory services provided by the Adviser and Sub-Adviser have been appropriate and that a contributing factor to higher expenses is the relatively small size of the Funds; and (4) the Adviser's commitment to cap overall operating expenses through fee waivers and, in some instances, through expense reimbursements has enabled the Funds to maintain a competitive overall expense ratio which has increased investment returns

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

for shareholders. The Independent Trustees also reviewed and considered the "fallout benefits" to, and the profitability of, the Adviser with regards to its management of the Funds, concluding that the Adviser's profitability was not excessive, given the quality and scope of services provided by the Adviser and the investment performance of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

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



          AVE MARIA
            MUTUAL   [LOGO OMITTED]
            FUNDS


 AVE MARIA CATHOLIC VALUES FUND

    AVE MARIA GROWTH FUND

 AVE MARIA RISING DIVIDEND FUND

  AVE MARIA OPPORTUNITY FUND

     AVE MARIA BOND FUND




AVE MARIA MUTUAL FUNDS                            INVESTMENT ADVISER
series of                                         SCHWARTZ INVESTMENT COUNSEL, INC.
Schwartz Investment Trust                         3707 W. Maple Road
3707 W. Maple Road                                Suite 100
Suite 100                                         Bloomfield Hills, Michigan 48301
Bloomfield Hills, Michigan 48301
                                                  DISTRIBUTOR
                                                  ULTIMUS FUND DISTRIBUTORS, LLC
BOARD OF TRUSTEES                                 225 Pictoria Drive, Suite 450
Gregory J. Schwartz, Chairman                     Cincinnati, Ohio 45246
George P. Schwartz, CFA
John E. Barnds                                    CUSTODIAN
Peter F. Barry                                    US BANK, N.A.
Donald J. Dawson, Jr.                             425 Walnut Street
Joseph M. Grace                                   Cincinnati, Ohio 45202
Fred A. Erb, Emeritus
Sidney F. McKenna, Emeritus                       ADMINISTRATOR
                                                  ULTIMUS FUND SOLUTIONS, LLC
OFFICERS                                          P.O. Box 46707
George P. Schwartz, CFA, President                Cincinnati, Ohio 45246
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer                    INDEPENDENT REGISTERED
Robert G. Dorsey, Assistant Secretary             PUBLIC ACCOUNTING FIRM
John F. Splain, Assistant Secretary               DELOITTE & TOUCHE LLP
Mark J. Seger, CPA, Assistant Treasurer           111 S. Wacker Drive
Theresa M. Bridge, CPA, Assistant Treasurer       Chicago, Illinois 60606
Craig J. Hunt, Assistant Vice President
Becky S. Renaud, Chief Compliance Officer         LEGAL COUNSEL
                                                  SULLIVAN & WORCESTER LLP
CATHOLIC ADVISORY BOARD                           1666 K Street, NW, Suite 700
Paul R. Roney, Chairman                           Washington, DC 20006
Lou Holtz
Lawrence Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.

                                Established 1980

  3707 WEST MAPLE ROAD  o  SUITE 100  o  BLOOMFIELD HILLS, MICHIGAN 48301

                             www.schwartzinvest.com

ITEM 2.  CODE OF ETHICS.

Not required

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto


Exhibit 99.CERT         Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT      Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)  Schwartz Investment Trust
              ------------------------------------------------------------------

By (Signature and Title)*  /s/ George P. Schwartz
                           -----------------------------------------------------
                           George P. Schwartz, President

Date  August 22, 2007
      --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George P. Schwartz
                           -----------------------------------------------------
                           George P. Schwartz, President

Date  August 22, 2007
      --------------------------------------------------------------------------


By (Signature and Title)*  /s/ Timothy S. Schwartz
                           -----------------------------------------------------
                           Timothy S. Schwartz, Treasurer

Date  August 22, 2007
      --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.